IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF BEA EMERGING MARKETS EQUITY PORTFOLIO (UNAUDITED)

    During the fiscal year ended August 31, 1995, the Emerging Markets Equity Portfolio distributed $326,109 of foreign source income on which the Portfolio paid foreign taxes of $155,707. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS OF BEA U.S. CORE EQUITY PORTFOLIO (UNAUDITED)

    The percentage of dividends from net investment income declared in the year ended August 31, 1995, which qualify for the corporate dividends received deduction is 82.9%.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF BEA MUNICIPAL BOND PORTFOLIO (UNAUDITED)

    In the twelve months ended August 31, 1995 (the end of the Fund's fiscal year), 99% of the dividends paid by the Fund were exempt-interest dividends for purposes of federal income taxes and free from such taxes. In addition, none of such dividends was attributable to interest on private activity bonds which must be included in federal alternative minimum taxable income for purposes of determining liability for federal alternative minimum tax.

    In January 1996, you will be furnished with a schedule showing the yearly percentage breakdown by State or U.S. possession of the source of interest earned by the Fund in 1995. It is suggested that you consult your tax adviser concerning the applicability of State and local taxes to dividends paid by the Fund during the year.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

    During the year ended August 31, 1995, the BEA Funds declared the following dividends from realized capital gains:

                                                                                  SHORT-TERM      LONG-TERM
                                                                                 CAPITAL GAIN,  CAPITAL GAIN,
                                                                                   PER SHARE      PER SHARE
                                                                                 -------------  -------------
BEA International Equity Portfolio.............................................    $     .39      $     .41
BEA Emerging Markets Equity Portfolio..........................................          .68            .24
BEA Municipal Bond Fund Portfolio..............................................       --                .05

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                           PORTFOLIO MANAGER'S LETTER
                                AUGUST 31, 1995
                       BEA INTERNATIONAL EQUITY PORTFOLIO
                                                                October 18, 1995
Dear Shareholders:

    We are pleased to report the performance returns of the BEA International Equity Portfolio for the year ended August 31, 1995. For the year, the Portfolio's return was -8.06%, while the MSCI EAFE Index returned 0.80%. For the six months ended August 31, 1995, the Portfolio increased 11.70%, while the index increased by 9.51%. Since its inception of October 1, 1992, the Portfolio has earned 31.11% versus an index return of 45.22%.

ECONOMIC OVERVIEW

    During the calendar quarter ended September 30, 1995, the most dominant factor in the performance of the international equity markets was the dramatic volatility of exchange rates. Viewed in local currency terms, the MSCI EAFE Index produced a return of over 11% for the quarter, currency movements -- almost entirely the 13.9% depreciation of the yen versus the dollar -- reduced that return by more than half for the U.S. dollar investor. A brief comment about recent events in the foreign exchange market is therefore appropriate, before we discuss developments in the international equity markets themselves.

    In the past few months, the world's major central banks have made concerted efforts to boost the value of the U.S. dollar against the yen and key European currencies. They have done so out of concern that the weak dollar -- which reached historic low points earlier this year -- was choking off growth in Europe and contributing to serious financial instability in Japan. Indeed, fears of a run on Japanese banks began to surface in late June and early July as persistent weakness in Japan's stock market coincided with declining confidence in Japanese banks at home and abroad. The bottom line: reflating the deflation-prone Japanese economy -- and pumping up its financial markets -- have become key priorities for global policymakers.

    The problem in Japan's case is that the usual remedy for deflation -- i.e. lower interest rates -- has not worked, because Japan's banks are still struggling to cope with the after-effects of at least $500 billion of bad loans made during the real-estate mania of the late 1980s. Even with short-term interest rates now below 1% in Japan, banks are still not anxious to lend, while consumers and businesses in Japan are equally wary about borrowing. The excessively strong yen adds insult to injury by destroying Japan's export competitiveness at the same time that its domestic economy has stagnated. The only way out of this quagmire appears to be a stronger dollar and weaker yen, boosting Japan's export prospects and corporate profits. Japan's deflationary spiral is currently the most urgent problem facing the global financial system and demands immediate attention.

    In short, it appears that the dollar may have posted a multi-year low earlier this year when it dipped below 80 yen and 1.35 Deutschemarks. In view of global policymakers' current concerns, we would not be surprised to see the dollar move a bit higher over the next 6-to-12 months to levels like 110 yen and
1.60 Deutschemarks. That would still represent a weak dollar from a long-term perspective. But a dollar recovery of that magnitude, if sustained, would have important implications for the relative performance of international financial markets as well as for various sectors within those markets. Our expectation of a stronger dollar will be increasingly reflected in the portfolio's investments, as we will discuss later in this letter.

MARKET COMMENTARY AND PORTFOLIO REVIEW

    In the context of a declining yen, the Japanese equity market produced very strong performance in local currency terms, rising by 21.5%. (This translated into a U.S. dollar return of only 4.5%.) It was the decline in the value of the yen, in fact, that acted as the primary trigger for Japan's equity rally. The dollar had begun creeping upward in mid-April, but did not gain sufficient momentum to calm Japanese equity investors until the second week of July. As the dollar began to rally more dramatically, the market began to feel convinced that the

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995
yen had finally topped out. With the yen seemingly likely to fall back still further, Japanese stocks suddenly appeared to investors to have gotten relatively cheap. This triggered a wave of buying, both by local investors and -- most significantly -- by Europeans taking profits in the U.S and reallocating those assets into the Japanese market.

    Despite this market's strong local currency performance, we are not sanguine on its medium-term prospects. The Japanese economy remains troubled: growth is stagnant, the banking system is overloaded with bad loans, and companies are bloated with superfluous employees. It is increasingly our view that corporate profits in Japan will not truly recover until (or unless) Japanese society undergoes a meaningful restructuring. We have been disappointed that significant political reforms have still not come, despite the well-publicized travails of the Liberal Democratic Party, and it has come to seem that there are no institutions within the country that are likely to push those reforms. More importantly, Japanese society since at least the Second World War has been a sort of "corporate welfare state," where companies -- rather than the government -- are the source of a broad range of social welfare benefits, including an informal "life employment" system that is still largely intact. These benefits come, of course, at the cost of corporate profits. In our view, the real buy signal for Japanese equities would be an announcement by Nissan (or any other megacorporation) that it is cutting 20,000 jobs, through layoffs rather than simple attrition. No doubt, this would be followed by a rash of similar moves by other companies that were unwilling to be the first to break tradition. The social impact would be dramatic and negative, but the long-term impact on profitability would be equally dramatic, and very positive. Unfortunately, as of now we see few signs that this is likely, and we consequently have moved during the quarter to reduce our already significantly underweight position in Japanese equities.

    In the European markets, meanwhile, we still do not see any particularly exciting values, and we therefore continue to be underweight in the region. Europe, of course, does not have the same kind of acute financial problems currently faced by Japan, but its growth prospects have been seriously crimped by dollar weakness in recent years. That has left Europe with anemic employment growth and mounting social and budgetary problems, which may be eased somewhat by a stronger dollar and better export growth. During the quarter, therefore, the Bundesbank cut key German interest rates by a half point following very visible intervention to push the dollar higher in foreign exchange markets.

    Among the region's major markets, we remain most positive on France, where we currently maintain a position in line with the index weighting. In our view, both France and Germany (where the portfolio is still modestly underweight) are showing positive signs of success in fighting inflation, and economic growth prospects are reasonably good as well -- we anticipate earnings growth in the major European economies of between 2 and 3 percent over the next year or two. At present, cheaper equity valuations in France are balanced by somewhat superior growth prospects in Germany, which appears to us to be more fully valued. In the U.K., valuations are reasonable: hence the modest increase in our allocation during the quarter. Earnings growth, however, remains sluggish, and in view of political uncertainty -- the Major government appears increasingly rudderless -- we remain underweight. Overall, we maintain the view that long-term fundamental growth will be higher in the emerging markets than in Europe, and we therefore continue to underweight Europe in order to overweight emerging economies.

    Performance in the emerging equity markets varied widely during the past few months, and was driven by local events as much as by broad global or regional trends. During the calendar quarter ended September 30, 1995, Brazil, Korea, and Mexico all produced significantly positive returns, while their neighbors Chile and Thailand were down sharply. In a normal market environment, returns of the emerging markets have tended to show extremely low inter-market correlations. While correlations tend to rise significantly during major market dislocations, the broad divergence of emerging market returns during the past few months is a sign that the "tequila effect" is gradually becoming a less dominant factor. In a context of broad dispersion of country returns within regions, Latin America generally outperformed the Asian markets, which saw an overall decline of 4.5%.

    We are quite positive on the outlook for the emerging markets over the next few months. While Latin America as a whole continues to feel some negative economic effects of Mexico's troubles, we believe that current asset prices reflect every bit of the bad news and none of

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995
the good. The persistent and exaggerated pessimism of investors in Argentina, for example, is at odds with the substantial gains being made in that economy. Similarly, in light of the tremendous progress being made in Brazil, it again seems that the market would be significantly higher were it not for the hangover from the "tequila effect."

    In addition, Latin American policy makers -- in Mexico, of course, but also throughout the region -- seem to have taken the recent crisis as the warning sign which in fact it was. While great progress has been made in recent years, several key areas of reform have still not really been addressed. In recent months, we have begun to see governments begin to tackle the thornier and more difficult problems that have acted as roadblocks to economic progress. Finally, for example, policy makers have begun implementing the social security and pension reforms necessary to boost domestic savings rates. Similarly, there has been widespread recognition of the need to boost export performance, in order to generate valuable foreign exchange reserves. A key element of this has been a renewed awareness of the need to increase labor productivity, and at the same time reduce employers' costs. We also anticipate renewed measures to reduce bureaucracy and deregulation, primarily through the privatization process. This will be particularly evident this year in Argentina, and next year in Mexico and Brazil -- where a series of far-reaching privatizations are the key to the ultimate transition of that economy.

    The Asian markets, meanwhile, tend to be less dependent on foreign investors, although domestic investors in the region remain subdued by their experiences since early 1994 and have so far failed to rekindle much enthusiasm for their own markets. Economic growth remains significantly above that experienced in other parts of the world, however, and has shown few signs of any slowdown. In South Korea, Malaysia, Thailand and Singapore, economic growth in 1995 will exceed 8%; all but the last will in fact show faster growth in 1995 than last year. The only major problems for the region relate to the momentum of economic growth which has built up in recent years fostering inflationary pressure and a rising current account deficit in certain countries.

    Looking in general terms at the likely trend in Asian markets during the next few months, it is clear that while market valuations are not stretched, neither are they cheap by historic standards. While bullish on the emerging markets in general, therefore, we currently maintain an overweight position in Latin America, where equity valuations remain suppressed relative to the Asian markets. Overall, with interest rates coming down in virtually all major markets, liquidity appears to be returning to the capital markets. This is good news for emerging market investors, as perhaps the most important factor in the performance of emerging equity markets is the availability of investment capital on the world market.

CURRENCY HEDGING

    While we have never ruled out the possibility of currency hedging, until recently we had perceived structural imbalances in place in the capital markets that were creating a bias toward a weaker dollar. Hence, hedging did not make sense to us.

    Developments in recent weeks, however, have led us to conclude that we may be seeing a reversal of those structural factors, as discussed in the "Economic Overview" above. It seems clear that Japan intends to try to rescue its economy by weakening its own currency. The rest of the world might normally not be inclined to go along with this strategy. In this case, however, the fragility of Japan's financial system, which is burdened by a huge mountain of bad loans, has tipped the balance. The U.S. and the other G-7 nations appear to have concluded that it is in their interests as well to allow the dollar to strengthen, so as to avert a crisis in the Japanese financial system, and by extension the world's.

    In light of these developments, we have decided to implement a strategy that will protect our portfolios from continued dollar strength, while minimizing our losses in the event that the dollar turns around and weakens. Using a combination of currency options and forward contracts, we have hedged the Fund's exposure to the yen and to Continental European currencies. In total, this hedge impacts approximately 40% of the portfolio's foreign currency exposure. As you may know, BEA manages approximately $2.5 billion in currency hedging assets through our derivatives group, led by Jeff Geller, Executive Director. Jeff has been with BEA for 17 years, and was a pioneer in the development of hedging strategies in the early 1980s.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995

    Through the use of options, we are able to significantly reduce the potential opportunity cost of hedging, which can be unlimited in a hedge constructed solely through currency forwards. Due to the nature of options, our hedge is structured so that if the dollar continues to strengthen (thus hurting the dollar-based returns on foreign assets), our level of protection will automatically rise. Conversely, if the dollar weakens (which would boost the returns on foreign currencies), our level of participation in these currency returns automatically increases. In other words, this hedge is an expression of our view that the dollar will strengthen in the medium term, however, its structure provides significant protection from the possibility that our view is incorrect. The cost of the option contracts was significantly reduced through the partial use of forward contracts, which currently benefit favorable interest rate differentials.

    In conclusion, we very much appreciate the trust that our clients have placed in us, and we greatly value our relationship with you. Again, if you have any questions or concerns that were not addressed in this letter, please feel free to be in touch with us at any time.

Sincerely yours,

BEA International Equities Team

Emilio Bassini, Executive Director
Steve Bleiberg, Senior Vice President
Bill Sterling, Managing Director
Stephen Swift, Managing Director
Richard Watt, Senior Vice President

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)
                                AUGUST 31, 1995

                       BEA INTERNATIONAL EQUITY PORTFOLIO

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA INTERNATIONAL
                    EQUITY PORTFOLIO AND THE MORGAN STANLEY
      COMPOSITE INDEX EAFE FROM INCEPTION 10/1/92 AND AT EACH QUARTER END.

  AVERAGE ANNUAL TOTAL RETURN
    One Year                          (8.96)%
    From Inception                     9.37%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              BEA INTERNATIONAL EQUITY
                     PORTFOLIO             MORGAN STANLEY COMPOSITE INDEX EAFE
10/1/92                            10,000                               10,000
11/30/92                            9,685                                9,571
2/28/93                             9,906                                9,918
5/31/93                            11,218                               12,062
8/31/93                            12,159                               12,962
11/30/93                           12,120                               11,928
2/28/94                            13,783                               13,841
5/31/94                            12,999                               13,735
8/31/94                            13,891                               14,405
11/30/94                           13,080                               13,732
2/28/95                            11,435                               13,258
5/31/95                            12,500                               14,451
8/31/95                            12,648                               14,517

Note: Past performance is not predictive of future performance. Average Annual Total Returns are net of 1.00% redemption fees.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                           PORTFOLIO MANAGER'S LETTER
                                AUGUST 31, 1995
                     BEA EMERGING MARKETS EQUITY PORTFOLIO
                                                                October 18, 1995
Dear Shareholders:

    This letter reports the performance returns of the BEA Emerging Markets Equity Portfolio for the year ended August 31, 1995. For the year, the Portfolio return was -24.42%, while the MSCI Emerging Markets Free Index return was -16.40%. For the six months ended August 31, 1995, the Portfolio returned 10.99%, versus the index, which returned 10.88%. Since the inception of the Portfolio on February 1, 1993 it has returned 25.89% versus an index return of 52.64%.

MARKET/PORTFOLIO COMMENTARY

    Performance in the emerging equity markets varied widely during the calendar quarter ended September 30, 1995, and was driven by local events as much as by broad global or regional trends. This is, in our view, an indication of reviving health in these markets, marking the end of the Mexican peso crisis as a significant global problem. In a normal market environment, returns of the emerging markets have tended to show extremely low inter-market correlations. As in the developed markets, these correlations tend to rise significantly during major market dislocations, as markets move downward in virtual lockstep. The obvious examples of this effect are October 1987 for the developed markets and December 1994 in the emerging markets. The broad divergence of emerging market returns during the past few months, then, is a positive sign that the "tequila effect" is becoming a less important issue.

    During the most recent calendar quarter, Brazil, Korea, and Mexico all produced significantly positive returns, while their neighbors Chile and Thailand were down sharply. Overall, Latin America was the strongest region, with the MSCI Latin America Free index producing a positive return of 3.4%, the counterpart index for the Asian markets, meanwhile, declined by 4.5%. At the same time, some of the "miscellaneous" emerging markets, particularly Israel and South Africa, produced solid positive returns. Of course, from a somewhat long-term perspective, the emerging markets in general remain a disappointment in 1995. The Asian markets are down by over 3.0% for the year to date, while Latin America remains in the hole dug by the Mexican crisis of December 1994, with an overall return of -9.6%. Among the Latin American markets, only Peru has a positive return for the year to date.

    We are, however, quite positive on the short term outlook for the emerging markets. While Latin America as a whole continues to feel the negative economic effects of Mexico's troubles, we believe that current asset prices reflect every bit of the bad news and none of the good. The persistent and exaggerated pessimism of investors in Argentina, for example, is at odds with the substantial gains being made in that economy. Similarly, in light of the tremendous progress being made in Brazil, it again seems that the market would be significantly higher were it not for the hangover from the "tequila effect."

    In addition, Latin American policy makers -- in Mexico, of course, but also in nations throughout the region -- seem to have taken the recent crisis as the warning sign which in fact it was. While great progress has been made in recent years, several key areas of reform have still not really been addressed. In recent months, we have begun to see governments begin to tackle the thornier and more difficult problems that have acted as roadblocks to economic progress. Finally, for example, policy makers have begun implementing the social security and pension reforms necessary to boost domestic savings rates. Similarly, there has been widespread recognition of the need to boost export performance, in order to generate valuable foreign exchange reserves. A key element of this has been a renewed awareness of the need to increase labor productivity, and at the same time reduce employers' costs. We also anticipate renewed measures to reduce bureaucracy and deregulation, primarily through the privatization process. This will be particularly evident this year in Argentina, and next year in Mexico and Brazil -- where a series of far-reaching privatizations are the key to the ultimate transition of that economy.

    The Asian markets, meanwhile, tend to be less dependent on foreign investors -- indeed, some of the biggest regional markets, including Korea and India, put tight restrictions on foreign investment. Nevertheless, in many countries domestic investors remain subdued by their experiences since early 1994 and have so far failed to rekindle much enthusiasm for their own markets. The importance of foreign

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995
investors has thus increased during the past two years, and their attitudes towards risk has led to a more cautious approach in the Asian region as a whole. The Asian economic growth rate remains significantly above that experienced in other parts of the world, however. Even in the subdued global economy of 1995, regional economies have shown few signs of any slowdown. In South Korea, Malaysia, Thailand and Singapore, economic growth in 1995 will exceed 8.0%; all but the last will in fact show faster growth in 1995 than last year.

    The only major problems for the region relate to the momentum of economic growth which has built up in recent years fostering inflationary pressure and a rising current account deficit in certain countries. Looking in general terms at the likely trend in Asian markets during the next few months, it is clear that while market valuations are not stretched, neither are they cheap by historic standards. While bullish on the emerging markets in general, therefore, we currently maintain an overweight position in Latin America, where equity valuations remain suppressed relative to the Asian markets.

    The portfolio's modest outperformance of the MSCI Emerging Markets Free Index during the second half of the year was largely the result of top-down factors, consistent with our strategy in these markets. Most important to the portfolio's return were our overweight positions, relative to the index weightings, in Brazil, Mexico, and Hong Kong, all of which outperformed the broad index by a significant margin, and our underweightings in the Philippines and Turkey (where we maintain a zero weighting). Our continued underweighting in South Africa, a market that now accounts for 14.80% of the benchmark, was a negative factor for portfolio performance, as was our overweighting in Chile.

    In summary, with interest rates coming down in virtually all major markets, liquidity appears to be returning to the capital markets. This is good news for emerging market investors, as perhaps the most important factor in the performance of emerging equity markets is the availability of investment capital on the world market. We are very sanguine about prospects for the remainder of the year and for 1996.

    As developments occur in the emerging markets or at BEA that we believe would be of interest to you, we will be sure to keep you up to date. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Emerging Markets Equities Team

Emilio Bassini, Executive Director
Stephen M. Swift, Managing Director
Richard Watt, Senior Vice President

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)
                                AUGUST 31, 1995
                     BEA EMERGING MARKETS EQUITY PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA EMERGING MARKETS
                        EQUITY PORTFOLIO AND THE MORGAN
STANLEY COMPOSITE INDEX-FREE EMERGING MARKETS FROM INCEPTION 2/1/93 AND AT EACH
                                  QUARTER END.

  AVERAGE ANNUAL TOTAL RETURN
    One Year                         (25.58)%
    From Inception                     8.70%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BEA EMERGING MARKETS EQUITY         MORGAN STANLEY COMPOSITE INDEXFREE EMERGING
                        PORTFOLIO                                    MARKETS
2/1/93                                  10,000                                              10,000
2/28/93                                 10,027                                              10,159
5/31/93                                 10,815                                              10,923
8/31/93                                 12,377                                              12,443
11/30/93                                14,653                                              14,648
2/28/94                                 17,078                                              17,058
5/31/94                                 14,839                                              15,724
8/31/94                                 16,832                                              18,257
11/30/94                                15,879                                              17,189
2/28/95                                 11,460                                              13,765
5/31/95                                 12,677                                              15,243
8/31/95                                 12,526                                              15,263

Note: Past performance is not predictive of future performance. Average Annual Total Returns are net of 1.50% redemption fees.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                           PORTFOLIO MANAGER'S LETTER
                                AUGUST 31, 1995
                         BEA U.S. CORE EQUITY PORTFOLIO
                                                                October 13, 1995
Dear Shareholders:

    This letter reports the performance returns of the BEA U.S. Core Equity Portfolio for the year ended August 31, 1995. The net asset value (NAV) of the Portfolio as of August 31, 1995, was $17.86, compared to an NAV of $15.29 at February 28, 1995. The Portfolio began operations on September 1, 1994 with an NAV of $15.00. For the year, the Portfolio's return was 19.75%. In comparison, the S&P 500 Index had a return of 21.50% and a broader measure of the market, the Wilshire 5000 Index, returned 22.00% during the same period. For the six months ended August 31, 1995, the Portfolio returned 16.80%, matching the S&P 500 return of 16.80%, while the Wilshire 5000 Index returned 18.00%.

    The tone of the U.S. equity market has markedly changed during the past few months, beginning with a brief correction that occurred in July. That brief but sharp downturn in the market was led (as was the bull market of the entire first half of the year) by the technology sector. Microsoft, in the midst of its Windows 95 publicity blitz, was a market leader in both directions. As the leading force in this sector and one of the country's great companies, Microsoft is in fact not a particularly great value by our measures -- it is currently valued at about 10 times revenues, a ratio seldom seen and almost never sustained in this market. Because this pushed other technology stocks to similarly inflated valuations, we have largely avoided this sector. In addition, both in technology and in the market in general, the first half rally was also dominated by the largest companies -- the dozen or so firms at the top of the S&P 500 outperformed the index in general by a substantial margin.

    During the calendar quarter ended September 30, 1995, all this appears to have changed. First of all, market leadership has clearly moved down the capitalization scale, as mid-size and smaller companies begin to play catch up. For example, the Dow Jones Industrial Average, dominated by the largest companies, was outperformed by the S&P 500, a broader index with a large number of mid-cap names, which was in turn outpaced by the leading index of small-capitalization stocks, the Russell 2000. Clearly, the broadening of the bull market, of which we began to see indications during the second quarter, has become more well established.

    At the same time, technology issues are no longer leading the way. As you know, we have been largely out of this sector during 1995 (with the exception of Intel), and have therefore suffered a degree of opportunity cost. While growth in the technology sector has been impressive, it can also be quite volatile, and few if any technology companies can meet the valuation tests that are an important focus of our investment process. In any case, it is our view that the strong run of technology is now over, for the moment at least. The death knell, we believe, was the strong rally in the U.S. dollar that occurred during the quarter. The long dollar decline that we witnessed over the past five years, which culminated in a collapse from 100 to 80 yen during the first four months of 1995, was a godsend for U.S. technology producers, making their products far more competitive in the global marketplace and thereby boosting export earnings substantially. Now that the value of the dollar has returned to the 100 yen level, and is likely to move up somewhat further over the next several months, this sector (as well as other major exporters) should feel a negative impact on their earnings.

    We believe, however, that the outlook for U.S. stocks remain attractive. Valuation indicators are somewhat mixed -- dividend yields and price-to-book ratios make the market appear fully priced, while earnings and cash flow multiples still reflect fair valuations. In this context, we believe that demographic factors continue to augur well for all financial assets in the U.S. In short, we believe that the aging of the baby boomer generation is extremely good news for the capital markets. Most importantly, perhaps, as the children of the post-war generation enter their middle years, they move out of the consuming stage of their economic life cycle (buying houses, cars, university educations, etc.) and into the savings stage, as quality of life in retirement becomes a priority. We are already seeing the huge asset flows into stocks, bonds and mutual funds that are the almost inevitable result of this demographic shift. in addition, this generation's new emphasis on savings has already begun putting significant pressure on policy makers to cut taxes and government spending. The lower interest rates that should result bode well for both equities and bonds.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995

    In the Fund, we continue to pursue the twin themes of corporate restructuring and global unit growth, and a large proportion of our holdings fit with these themes. AT&T, for example, is representative of the restructuring theme. We do not believe that the relatively small positive move in this stock's price since the startling announcement of a few weeks ago reflects the full import of the changes ahead. We remain optimistic, and perceive significant upside potential.

    We have recently, with our colleague Bill Sterling's input, added a third theme, that of the bottoming of the U.S. dollar. The impact of this reversal of relatively long-term foreign exchange trends is likely to be positive for financial stocks and negative, as we have said, for exporters, particularly technology companies. It is worth noting that the Fund's performance in 1995 has been quite respectable, particularly in light of the underrepresentation of technology stocks in the portfolio. We believe that the turn in the dollar's fortunes will hit technology companies particularly hard -- a good deal of their recent superior price performance has come as a result of a weakening dollar and the consequently strong export markets. When the correction in technology stocks occurs -- and we believe it will, and has already begun -- the Portfolio is very well positioned to outperform the market.

    The Fund's sector weightings emphasize Consumer Cyclicals, Finance, Health Care and Capital Goods. We are underweighted versus the S&P 500 in Food, Capital Goods and Retail.

    At August 31, 1995 the portfolio held 65 securities and tends to be equal weighted.

    As always, we would be pleased to respond to any questions you may have about the portfolio or about the capital markets in general.

Sincerely yours,

BEA Domestic Equities Management Team

William W. Priest, Jr. Chief Executive Officer & Managing Director John D. Hurford, Managing Director
Todd M. Rice, Vice President
Chris Thompson, Vice President

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)
                                AUGUST 31, 1995

                         BEA U.S. CORE EQUITY PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE EQUITY
                           PORTFOLIO AND THE S&P 500
  WEIGHTED YIELD AVERAGE INDEX FROM INCEPTION 9/1/94 AND AT EACH QUARTER END.

  AVERAGE ANNUAL TOTAL RETURN
    From Inception                   19.75%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              BEA U.S. CORE EQUITY
                    PORTFOLIO           S&P 500 WEIGHTED YIELD AVERAGE INDEX
9/1/94                          10,000                                10,000
11/30/94                         9,533                                 9,615
2/28/95                         10,251                                10,398
5/31/95                         11,103                                11,455
8/31/95                         11,975                                12,149

Note: Past performance is not predictive of future performance.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                           PORTFOLIO MANAGER'S LETTER
                                AUGUST 31, 1995
                      BEA U.S. CORE FIXED INCOME PORTFOLIO
                                                                October 16, 1995
Dear Shareholders:

    We are pleased to report on the results of the BEA U.S. Core Fixed Income Portfolio (the "Portfolio") for the fiscal year ended August 31, 1995.

    At August 31, 1995, the Portfolio's net asset value (NAV) was $15.42, compared to an NAV of $14.77 at August 31, 1994. As a result, the Portfolio's total return (assuming reinvestment of dividends of $.8415 per share) was 10.60%. In comparison, the Lehman Brothers Aggregate Index gained 11.33% during the same period. Since the Portfolio's inception on April 1, 1994, its total return (assuming reinvestment of dividends) was 10.79% compared to 12.51% for the index.

MARKET COMMENTARY AND PORTFOLIO REVIEW

    In an increasingly positive interest rate environment, and in the wake of very strong performance during the first half of the year, the bond market in the third quarter was notable mainly for its tranquillity. Quarterly returns for all of the domestic investment grade sectors were clustered quite close together, ranging from 1.76% for government bonds to 2.36% for corporates, with mortgages falling approximately in the middle. High yield bonds were the best domestic performers during the quarter, returning just over 3.00%; municipals also performed relatively well. In each of these sectors, the return consisted almost entirely of coupon; there was little opportunity for significant capital gain, as spreads were virtually unchanged over the course of the quarter (with the exception of a modest narrowing in the high-grade corporate sector).

    This reflects a degree of settling in, as fixed income investors continue to perceive a relatively benign investing environment. Recently released economic statistics have served to reinforce this positive impression, showing continued slow and steady growth with subdued inflation. The yield curve flattened during the quarter, as the yield on the benchmark 30-year Treasury bond declined by about 14 basis points to just under 6.50%, while the yield on the 2-year Treasury note was unchanged at 5.80%.

    Given the improving liquidity picture, we remain underweight in Treasuries and other government securities, in favor of spread sectors where we can achieve additional yield. While our exposure to traditional investment grade corporate bonds remains quite light, we maintain our significant long-term position in dollar-denominated floating rate issues of major European clearing banks. As "perpetual" securities, these are bonds of long credit duration, which tend to outperform during periods of expanding global liquidity. Also within this sector, we currently hold a variety of BBB-rated issues, mostly concentrated in cables -- a consolidating industry in which lower-rated companies are gradually being acquired -- and airlines, where a de-leveraging trend is leading to significant debt buybacks. At present, the portfolio has a neutral weighting in the high-grade corporate sector, particularly when looked at in "duration dollar" terms. Technical measures show this sector to be richly valued at present; we anticipate that any downticks during the fourth quarter could present buying opportunities.

    At the beginning of the third quarter, we perceived good value in the mortgage market, as the effects of a continued rally were priced into the market. As it has turned out thus far, the portfolio benefited from the excess yield in this sector, but the anticipated capital gains have yet to develop. We continue to believe that this sector will outperform -- and we maintain a significantly overweight mortgage position -- as it becomes clear that another wave of refinancings is not lurking on the horizon. Market conditions are very positive, because the supply of mortgage securities will decrease as winter approaches, and demand is strong. The dominant investors in this sector are money managers, mutual funds, Fannie Mae and Freddie Mac (the latter two agencies have been steadily increasing the size of their portfolios over the past year or so). In addition, banks have begun returning to the market as buyers of mortgage-backed securities, as the demand for business loans has slowed along with the economy. It should be noted, as well, that we continue to hold core positions in shorter-maturity mortgages in place of Treasuries, in order to earn approximately 50 basis points in excess yield.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995

    Our expectation of expanding liquidity and a continuation of the positive interest rate environment also bodes well for the higher-yielding sectors of the market, particularly domestic high yield bonds and emerging market debt. It is interesting that, despite the volatility we have seen in 1995, the incremental yield over U.S. Treasuries is approximately the same as it was in the beginning of the year. Thus, although there is the impression of a meaningful rally having already occurred in emerging market debt, what we have seen so far has really been the recapture of Mexico-inspired losses that occurred in January and February. The outperformance of the domestic high yield market can also be primarily ascribed to that sector's incremental yield. In our view, then, these sectors that were attractive early in the year remain attractive today -- we believe that they have a good deal further to run.

    In the emerging markets particularly, global liquidity is a crucial factor. These markets, both in Latin American and other regions, largely depend on foreign investors for their growth. When liquidity dries up and foreign investors flee to safer shores, as we saw throughout 1994 and early 1995, the emerging markets can suffer extremely difficult periods of short-term volatility. When the money supply is looser, on the other hand, capital is available to lend to issuers in the emerging markets. More to the point, when rates in the developed markets trend downward, investors seeking yield inevitably move increasingly toward higher-yielding markets. We witnessed an extreme example of this in 1993 in the emerging debt markets. While we do not expect spreads to compress to the levels seen at year end 1993, it appears that late 1995 and 1996 will provide a positive environment for higher yielding fixed income assets like emerging market debt.

    Guidelines permitting, we maintain a modest position in this sector, diversified across a broad range of dollar-denominated debt markets, both in Latin America and elsewhere. (Positions in Poland and the Philippines were particularly helpful during the third quarter). This strategy helps us to limit the portfolio's country-specific risk, while allowing us access to the attractive valuations now prevalent throughout the emerging debt markets.

SUMMARY

    Our overall view on the market is essentially unchanged since our last report. We continue to expect that liquidity in the market will be sufficient to favor our broadly diversified portfolio structure. So long as interest rate volatility continues to moderate, our overweight position in the mortgage sector should continue to enhance returns. By underweighting traditional corporate bonds and being extremely selective in our use of below-investment grade issues, we are able to acquire a degree of "insurance" against the potential for slower economic growth and the spread widening that could occur as a consequence.

ORGANIZATIONAL DEVELOPMENTS

    We continue to enhance our fixed income management team. During the third quarter, Robert W. Justich joined BEA as a Senior Vice President and portfolio manager focusing on investment grade corporate bonds. Prior to joining BEA, Bob worked in credit research and trading at Merrill Lynch, where he was responsible for the development of Merrill's first proprietary corporate bond trading desk. He has an MBA in Finance from Rutgers University. Bob contributes additional depth of insight to BEA's understanding of both the domestic and global bond markets, and we are very glad to have him aboard.

    As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you up to date. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Richard J. Lindquist, CFA, Managing Director
William P. Sterling, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)
                                AUGUST 31, 1995

                      BEA U.S. CORE FIXED INCOME PORTFOLIO

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE FIXED
                        INCOME PORTFOLIO AND THE LEHMAN
    BROTHERS AGGREGATE INDEX FROM INCEPTION 4/1/94 AND AT EACH QUARTER END.

  AVERAGE ANNUAL TOTAL RETURN
    One Year                         10.60%
    From Inception                    7.48%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BEA U.S. CORE FIXED INCOME
                       PORTFOLIO               LEHMAN BROTHERS AGGREGATE INDEX
4/1/94                                 10,000                           10,000
5/31/94                                 9,913                            9,999
8/31/94                                10,017                           10,188
11/30/94                                9,812                           10,007
2/28/95                                10,204                           10,520
5/31/95                                10,864                           11,148
8/31/95                                11,078                           11,342

Note: Past performance is not predictive of future performance.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                           PORTFOLIO MANAGER'S LETTER
                                AUGUST 31, 1995
                       BEA GLOBAL FIXED INCOME PORTFOLIO
                                                                October 16, 1995
Dear Shareholders:

    We are pleased to report on the results of the BEA Global Fixed Income Portfolio (the "Portfolio") for the fiscal year ended August 31, 1995.

    At August 31, 1995, the Portfolio's net asset value (NAV) was $15.67, compared to an NAV of $15.00 at August 31, 1994. As a result, the Portfolio's total return (assuming reinvestment of dividends of $.8782 per share) was 10.72%. In comparison, the J.P. Morgan Global Government Bond Index (Unhedged) gained 13.96% during the same period. Since the Portfolio's inception on June 28, 1994, its total return (assuming reinvestment of dividends) was 10.72% compared to 14.97% for the index.

ECONOMIC OVERVIEW

    During the third quarter, the most dominant factor in the behavior of the global bond markets was the dramatic volatility of exchange rates. In the past few months, the world's major central banks have made concerted efforts to boost the value of the dollar against the yen and key European currencies. They have done so out of concern that the weak dollar -- which reached historic low points earlier this year -- was choking off growth in Europe and contributing to serious financial instability in Japan. Indeed, fears of a run on Japanese banks began to surface in late June and early July as persistent weakness in Japan's stock market coincided with declining confidence in Japanese banks at home and abroad. The bottom line: reflating the deflation-prone Japanese economy -- and pumping up its financial markets -- have become key priorities for global policymakers.

    The problem in Japan's case is that the usual remedy for deflation -- i.e. lower interest rates -- has not worked, because Japan's banks are still struggling to cope with the after-effects of at least $500 billion of bad loans made during the real-estate mania of the late 1980s. Even with short-term interest rates now below 1% in Japan, banks are still not anxious to lend, while consumers and businesses in Japan are equally wary about borrowing. The excessively strong yen adds insult to injury by destroying Japan's export competitiveness at the same time that its domestic economy has stagnated. The only way out of this quagmire appears to be a stronger dollar and weaker yen, boosting Japan's export prospects and corporate profits. Japan's deflationary spiral is currently the most urgent problem facing the global financial system and demands immediate attention.

    In short, it appears that the dollar may have posted a multi-year low earlier this year when it dipped below 80 yen and 1.35 Deutschemarks. In view of global policymakers' current concerns, we would not be surprised to see the dollar move a bit higher over the next 6-to-12 months to levels like 110 yen and
1.60 Deutschemarks. That would still represent a weak dollar from a long-term perspective. But a dollar recovery of that magnitude, if sustained, would have important implications for the relative performance of international financial markets as well as for various sectors within those markets.

    This outlook makes us particularly bullish on the prospects for bonds in the "dollar-bloc" countries, such as the U.S., Canada and Australia. We believe that U.S. interest rates are now well past the high point in their current cycle.
Unlike some observers, we anticipate that the Fed is likely to reduce rates significantly by early in 1996, as an improving fiscal picture (which should emerge from a contentious budget season this fall) and potential deflation sparked by the strengthening dollar create mounting pressure to ease.

    In addition, we believe that demographic trends also argue in favor of a long-trend of declining interest rates in the U.S.: the aging of the baby boomer generation is extremely good news for the capital markets. Most importantly, perhaps, as the children of the post-war generation enter their middle years, they move out of the consuming stage of their economic life cycle (buying houses, cars, university educations, etc.) and into the savings stage, as quality of life in retirement becomes a priority. We are already seeing the huge asset flows

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995
into stocks, bonds and mutual funds that are the almost inevitable result of this demographic shift. In addition, this generation's new emphasis on savings has already begun putting significant pressure on policy makers to cut taxes and government spending. The lower interest rates that should result bode well for not only bonds but equities as well.

MARKET COMMENTARY AND PORTFOLIO REVIEW

    In this increasingly positive context, and in the wake of very strong performance during the first half of the year, the domestic bond market in the third quarter was notable mainly for its tranquillity. In virtually all market sectors, returns consisted almost entirely of coupon -- there was little opportunity for significant capital gain, as spreads were virtually unchanged over the course of the quarter (with the exception of a modest narrowing in the high grade corporate sector). This reflects a degree of settling in, as fixed income investors continue to perceive a relatively benign investing environment. Recently released economic statistics have served to reinforce this positive impression, showing continued slow and steady growth with subdued inflation. Meanwhile, the U.S. yield curve flattened slightly during the quarter, as the yield on the benchmark 30-year Treasury bond declined by about 14 basis points to just under 6.5%, while the 2-year Treasury note was unchanged at 5.8%.

    During the quarter, we began to make a strategic shift in the Fund's market allocations. We have for a period of many months maintained an overweight position in European bond markets, with a particular emphasis on the high-yield countries. When the dollar rally was at its height, early in September, bonds in the higher-yielding European markets rallied in tandem, subsiding somewhat in the second half of the month. The consolidation of a dollar recovery, however, makes the outlook for European markets significantly less positive. We have therefore begun scaling back the Fund's European holdings, and building an overweight position in the U.S. market. The rallying dollar increases the likelihood of further easing by the Federal Reserve in the remainder of the year and drastically reduces the threat of inflation: together, these factors bode well for dollar bonds. Conversely, the decline of the Deutschemark and other European currencies from their highs earlier this year suggests that inflation could become an increasing worry in the European economies. The Deutschebank is quite unlikely to reduce interest rates in the near future, and other European central banks seldom ease without a lead from Germany.

    The Fund remains strongly committed to dollar-bloc currencies, completely hedging (as we have for some time) our exposure to Japan and partially hedging our European exposure.

    We continue to maintain a significant position in the emerging debt markets, as an environment of declining U.S. rates and increasing global liquidity is the most favorable environment for emerging market investments. We are already seeing liquidity flowing into these markets, with consequently positive effects on bond prices, and we believe there remains significant upside. It is interesting that, despite the volatility we have seen in 1995, these sectors have not yet experienced any significant narrowing of yield spreads. Thus, although there is perhaps the impression of a meaningful rally having already occurred in emerging market debt, what we have seen so far has really been the recapture of Mexico-inspired losses that occurred in January and February.

    In the emerging markets, global liquidity is a crucial factor. These markets, both in Latin American and other regions, largely depend on foreign investors for their growth. When liquidity dries up and foreign investors flee to safer shores, as we saw throughout 1994 and early 1995, the emerging markets can suffer extremely difficult periods of short-term volatility. When the money supply is looser, on the other hand, capital is available to be lent to issuers in the emerging markets. More to the point, when rates in the developed markets trend downward, investors seeking yield inevitably move increasingly toward higher-yielding markets. We witnessed an extreme example of this in 1993 in the emerging debt markets. While we do not expect spreads to compress to the levels seen at year end 1993, it appears that late 1995 and 1996 will provide a positive environment for higher yielding fixed income assets like emerging market debt.

    The Fund's emerging markets position remains diversified across a broad range of dollar-denominated debt markets, both in Latin America and elsewhere. (Positions in Poland and the Philippines were particularly helpful to performance during the third quarter). This strategy helps us to limit the portfolio's country-specific risk, while allowing us access to the attractive valuations now prevalent throughout the emerging debt markets.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995

ORGANIZATIONAL DEVELOPMENTS

    We continue to enhance our fixed income management team. During the third quarter, Robert W. Justich joined BEA as a Senior Vice President and portfolio manager focusing on the developed bond markets, and on investment grade corporate bonds in the U.S. Prior to joining BEA, Bob worked in credit research and trading at Merrill Lynch, where he was responsible for the development of Merrill's first proprietary corporate bond trading desk. He has an MBA in Finance from Rutgers University. Bob contributed additional depth of insight to BEA's understanding of both the domestic and global bond markets, and we are very glad to have him aboard.

    As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you up to date. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,
BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Richard J. Lindquist, CFA, Managing Director
William P. Sterling, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)
                                AUGUST 31, 1995

                       BEA GLOBAL FIXED INCOME PORTFOLIO

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA GLOBAL FIXED
                       INCOME PORTFOLIO AND THE JP MORGAN
  GLOBAL GOVERNMENT BOND INDEX (UNHEDGED) FROM INCEPTION 6/28/94, PERIOD ENDED
                       7/31/94, AND AT EACH QUARTER END.

  AVERAGE ANNUAL TOTAL RETURN
    One Year                         10.72%
    From Inception                    9.02%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BEA GLOBAL FIXED INCOME           JP MORGAN GLOBAL GOVT. BOND INDEX
                      PORTFOLIO                             (UNHEDGED)
6/28/94                             10,000                                       10,000
7/31/94                             10,027                                       10,115
8/31/94                             10,001                                       10,089
11/30/94                            10,045                                       10,161
2/28/95                             10,274                                       10,659
5/31/95                             11,156                                       11,696
8/31/95                             11,072                                       11,496

Note: Past performance is not predictive of future performance.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                           PORTFOLIO MANAGER'S LETTER
                                AUGUST 31, 1995
                      BEA STRATEGIC FIXED INCOME PORTFOLIO
                                                                October 16, 1995
Dear Shareholders:

    We are pleased to report on the results of the BEA Strategic Fixed Income Portfolio (the "Portfolio") for the fiscal year ended August 31, 1995.

    At August 31, 1995, the Portfolio's net asset value (NAV) was $15.72, compared to an NAV of $15.94 at August 31, 1994. As a result, the Portfolio's total return (assuming reinvestment of dividends of $1.34 per share) was 7.79%. In comparison, the First Boston High Yield Index gained 13.21% during the same period. Since the Portfolio's inception on March 31, 1993, its total return (assuming reinvestment of dividends) was 24.46% compared to 26.80% for the index.

    During the third quarter, the most dominant factor in the behavior of the global bond markets was the dramatic volatility of exchange rates. In the past few months, the world's major central banks have made concerted efforts to boost the value of the dollar against the yen and key European currencies. They have done so out of concern that the weak dollar -- which reached historic low points earlier this year -- was choking off growth in Europe and contributing to serious financial instability in Japan. Indeed, fears of a run on Japanese banks began to surface in late June and early July as persistent weakness in Japan's stock market coincided with declining confidence in Japanese banks at home and abroad. The bottom line: reflating the deflation-prone Japanese economy -- and pumping up its financial markets -- have become key priorities for global policymakers. Japan's deflationary spiral is currently the most urgent problem facing the global financial system and demands immediate attention.

    In short, it appears that the dollar may have posted a multi-year low earlier this year when it dipped below 80 yen and 1.35 Deutschemarks. In view of global policymakers' current concerns, we would not be surprised to see the dollar move a bit higher over the next 6-to-12 months to levels like 110 yen and
1.60 Deutschemarks. That would still represent a weak dollar from a long-term perspective. But a dollar recovery of that magnitude, if sustained, would have important implications for the relative performance of international financial markets as well as for various sectors within those markets.

    In an increasingly positive interest rate environment, and in the wake of very strong performance during the first half of the year, the domestic bond market in the third quarter was notable mainly for its tranquillity, with all major market sectors producing returns within a relatively tight band. High yield bonds were the best domestic performers during the quarter, returning just over 3.00%. In all sectors, returns consisted almost entirely of coupon -- there was little opportunity for significant capital gain, as spreads were virtually unchanged over the course of the quarter.

    This reflects a degree of settling in, as fixed income investors continue to perceive a relatively benign investing environment. Recently released economic statistics have served to reinforce this positive impression, showing continued slow and steady growth with subdued inflation. The yield curve flattened during the quarter, as the yield on the benchmark 30-year Treasury bond declined by about 14 basis points to just under 6.50%, while the yield on the 2-year Treasury note was unchanged at 5.80%.

    Our expectation of expanding liquidity and a continuation of the positive interest rate environment also bodes well for the higher-yielding sectors of the market, particularly domestic high yield bonds and emerging market debt. It is interesting that, despite the volatility we have seen in 1995, the incremental yield over U.S. Treasuries is approximately the same as it was in the beginning of the year. Thus, although there is the impression of a meaningful rally having already occurred in emerging market debt, what we have seen so far has really been the recapture of Mexico-inspired losses that occurred in January and February. The outperformance of the domestic high yield market can also be primarily ascribed to that sector's incremental yield. In our view, then, these sectors that were attractive early in the year remain attractive today -- we believe that they have a good deal further to run.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONTINUED)
                                AUGUST 31, 1995

    In the emerging markets particularly, global liquidity is a crucial factor. These markets, both in Latin American and other regions, largely depend on foreign investors for their growth. When liquidity dries up and foreign investors flee to safer shores, as we saw throughout 1994 and early 1995, the emerging markets can suffer extremely difficult periods of short-term volatility. When the money supply is looser, on the other hand, capital is available to be lent to issuers in the emerging markets. More to the point, when rates in the developed markets trend downward, investors seeking yield inevitably move increasingly toward higher-yielding markets. We witnessed an extreme example of this in 1993 in the emerging debt markets. While we do not expect spreads to compress to the levels seen at year end 1993, it appears that late 1995 and 1996 will provide a positive environment for higher yielding fixed income assets like emerging market debt.

    In the Fund, our exposure in this sector remains diversified across a broad range of dollar-denominated debt markets, both in Latin America and elsewhere. Positions in Poland and the Philippines were particularly helpful to returns during the third quarter. This strategy helps us to limit the portfolio's country-specific risk, while allowing us access to the attractive valuations now prevalent throughout the emerging debt markets.

    At BEA, we continue to enhance our fixed income management team. During the third quarter, Robert W. Justich joined BEA as a Senior Vice President and portfolio manager focusing on the developed bond markets, and on investment grade corporate bonds in the U.S. Prior to joining BEA, Bob worked in credit research and trading at Merrill Lynch, where he was responsible for the development of Merrill's first proprietary corporate bond trading desk. He has an MBA in Finance from Rutgers University. Bob contributes additional depth of insight to BEA's understanding of both the domestic and global bond markets, and we are very glad to have him aboard.

    As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you up to date. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Richard J. Lindquist, CFA, Managing Director
William P. Sterling, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)
                                AUGUST 31, 1995

                      BEA STRATEGIC FIXED INCOME PORTFOLIO

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA STRATEGIC FIXED
                     INCOME PORTFOLIO AND THE FIRST BOSTON
        HIGH YIELD INDEX FROM INCEPTION 3/1/93 AND AT EACH QUARTER END.

  AVERAGE ANNUAL TOTAL RETURN
    One Year                          7.52%
    From Inception                    9.02%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STRATEGIC FIXED INCOME       FIRST BOSTON HIGH YIELD
                     PORTFOLIO                      INDEX
3/1/93                            10,000                      10,000
5/31/93                           10,607                      10,419
8/31/93                           11,294                      10,809
11/30/93                          11,872                      11,209
2/28/94                           12,128                      11,570
5/31/94                           11,484                      11,143
8/31/94                           11,539                      11,201
11/30/94                          11,449                      11,123
2/28/95                           10,961                      11,638
5/31/95                           12,010                      12,370
8/31/95                           12,406                      12,680

Note: Past performance is not predictive of future performance. Average Annual Total Returns are net of 0.25% redemption fees.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                           PORTFOLIO MANAGER'S LETTER
                                AUGUST 31, 1995
                       BEA MUNICIPAL BOND FUND PORTFOLIO
                                                                October 16, 1995
Dear Shareholders:

    We are pleased to report on the results of the BEA Municipal Bond Fund Portfolio (the "Portfolio") for the fiscal year ended August 31, 1995.

    At August 31, 1995, the Portfolio's net asset value (NAV) was $15.46, compared to an NAV of $15.06 at August 31, 1994. As a result, the Portfolio's total return (assuming reinvestment of dividends and distributions totalling of $.8123 per share) was 8.42%. In comparison, the Lehman Brothers Municipal Bond Index gained 8.87% during the same period. Since the Portfolio's inception on June 20, 1994, its total return (assuming reinvestment of dividends and distributions) was 8.86% compared to 9.66% for the index.

    In an increasingly positive interest rate environment, and in the wake of very strong performance during the first half of the year, the bond market in the third quarter was notable mainly for its tranquillity. Quarterly returns (based on Lehman Brothers bond indices) for all of the taxable sectors were clustered quite close together, ranging from 1.76% for government bonds to 2.36% for corporates, with mortgages falling approximately in the middle. High yield bonds were the best domestic performers during the quarter, returning just over 3.00%. In virtually all sectors, the return consisted almost entirely of coupon -- there was little opportunity for significant capital gain, as spreads were virtually unchanged over the course of the quarter (with the exception of a modest narrowing in the high grade corporate sector).

    This reflects a degree of settling in, as fixed income investors continue to perceive a relatively benign investing environment. Recently released economic statistics have served to reinforce this positive impression, showing continued slow and steady growth with subdued inflation. The yield curve flattened during the quarter, as the yield on the benchmark 30-year Treasury bond declined by about 14 basis points to just under 6.50%, while the yield on the 2-year Treasury note was unchanged at 5.80%.

    Municipal bonds, in this context, modestly outperformed the investment grade taxable sectors, exceeding the return of corporates by approximately 50 basis points. This outperformance was a result of the longer duration of the municipal bond market relative to that of the taxable sectors: in this rallying market, longer duration securities tended to outperform.

    In our view, the municipal market is still attractively valued relative to taxable bonds of similar maturity, offering yields of about 90% of the yields on similar taxable bonds. These cheap valuations reflect concerns in the market about the potential for federal tax reform which could negatively impact the tax benefits of municipal bond investments. We believe, however, that these concerns have been more than appropriately priced in to the market: it is inconceivable to us that any imminent tax reform could produce federal tax rates of under 10%. As a tax reform package takes shape (or as the tax reform fever begins to abate), therefore, we anticipate a rally in the muni market to more accurately reflect the sector's tax-advantaged status. In the current environment, we have continued to focus our security selection upon issues in high tax states like New York.

    As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you up to date. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Richard J. Lindquist, CFA, Managing Director
William P. Sterling, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                    PORTFOLIO MANAGER'S LETTER--(CONCLUDED)
                                AUGUST 31, 1995

                       BEA MUNICIPAL BOND FUND PORTFOLIO

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA MUNICIPAL BOND
                         FUND PORTFOLIO AND THE LEHMAN
BROTHERS MUNICIPAL BONDS INDEX FROM INCEPTION 6/20/94, PERIOD ENDED 7/31/94, AND
                              AT EACH QUARTER END.

  AVERAGE ANNUAL TOTAL RETURN
    One Year                          8.42%
    From Inception                    7.28%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BEA MUNICIPAL BOND FUND        LEHMAN BROTHERS MUNICIPAL BOND
                      PORTFOLIO                            INDEX
6/20/94                             10,000                               10,000
7/31/94                             10,040                               10,038
8/31/94                             10,040                               10,073
11/30/94                             9,647                                9,571
2/28/95                             10,350                               10,354
5/31/95                             10,846                               10,820
8/31/95                             10,886                               10,965

Note: Past performance is not predictive of future performance.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statements of net assets of the BEA International Equity, BEA Emerging Markets Equity, BEA U.S. Core Equity, BEA U.S. Core Fixed Income, BEA Global Fixed Income, BEA Strategic Fixed Income and BEA Municipal Bond Portfolios of The RBB Fund, Inc., as of August 31, 1995 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years (or periods) in the two year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BEA International Equity, BEA Emerging Markets Equity, BEA U.S. Core Equity, BEA U.S. Core Fixed Income, BEA Global Fixed Income, BEA Strategic Fixed Income and BEA Municipal Bond Portfolios of The RBB Fund, Inc., as of August 31, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the years (or periods) in the two year period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 16, 1995

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                       BEA INTERNATIONAL EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
COMMON AND CONVERTIBLE STOCKS, WARRANTS AND RIGHTS -- 93.4%
ARGENTINA -- 1.8%
  Bagley y Cia. Ltd..........................        1,710  $      3,507
  Banco de Galicia y Buenos Aires S.A. de
    C.V. Class B.............................       53,000       243,910
  Banco Frances del Rio de la Plata..........      253,916     1,740,108
  Buenos Aires Embotelladora S.A. ADR Class
    B........................................       29,400       698,250
  Compania Naviera Perez Companc S.A. Class
    B........................................      317,000     1,484,228
  Quilmes Industrial S.A. ADR................      119,040     2,339,136
  Sodigas del Sur S.A.+......................           55       742,112
  Sodigas Pampeana S.A.+.....................           55       841,061
  Telecom Argentina S.A. ADR.................       28,300     1,231,050
  Telecom Argentina S.A.
    Class B..................................      299,520     1,324,474
  Telefonica de Argentina ADR................       81,470     2,016,429
  YPF Sociedad Anonima S.A. ADS..............       79,500     1,401,188
                                                            ------------
                                                              14,065,453
                                                            ------------
AUSTRALIA -- 0.5%
  News Corp. Ltd.............................       45,050       258,618
  News Corp. Ltd. ADR........................      109,600     2,493,400
  News Corp. Ltd. Pfd........................       22,525       116,446
  News Corp. Ltd. Pfd. ADR...................       54,800     1,109,700
                                                            ------------
                                                               3,978,164
                                                            ------------
BRAZIL -- 5.3%
  Banco Bradesco S.A. PN.....................  635,847,475     6,129,054
  Banco Itau S.A. PN.........................    8,589,000     2,705,411
  Brasmotors S.A. PN.........................   10,120,000     2,601,296
  Centrais Eletricas Brasileiras S.A. ON.....    9,923,151     2,749,317
  Centrais Eletricas Brasileiras S.A. PN.....    7,173,060     1,979,817
  Centrais Eletricas Brasileiras S.A. PN
    ADR**....................................       36,000       500,184
  Cia. Cervejaria Brahma PN Warrants Expire
    1996**...................................      369,916        62,351

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
BRAZIL -- (CONTINUED)
  Cia. Energetica de Minas Gerais ADR........        1,613  $     36,147
  Cia. Paulista de Forca e Luz ON............   52,341,260     2,949,968
  Cia. Tecidos Norte de Minas Gerais PN......    7,709,000     2,598,767
  Lojas Americanas PN........................  203,461,786     5,251,318
  Multibras Eletrodo S.A. PN.................    2,173,100     2,266,388
  Petroleo Brasileiro S.A. PN................   12,457,733     1,200,824
  Telesp PN..................................   31,057,000     5,103,916
  Usinas Siderurgicas de Minas Gerais S.A.
    PN.......................................  3,320,798,000    3,393,389
  Usinas Siderurgicas de Minas Gerais S.A.
    144A ADR.................................      165,500     1,724,675
                                                            ------------
                                                              41,252,822
                                                            ------------
CANADA -- 0.6%
  Magna International, Inc.
    Class A..................................      100,100     4,479,475
                                                            ------------
CHILE -- 2.7%
  Chilectra S.A. 144A ADR....................       61,750     2,889,715
  Compania de Telefonos de Chile S.A. ADR....       81,470     5,947,310
  Embotelladora Andina S.A. ADR..............      100,800     3,490,200
  Empresa Nacional de Electricidad S.A.
    ADR......................................      258,500     5,137,688
  Enersis S.A. ADR...........................      126,500     3,209,937
                                                            ------------
                                                              20,674,850
                                                            ------------
DENMARK -- 1.1%
  Tele Danmark A/S ADS.......................      211,700     5,636,512
  Unidanmark A/S 144A........................       61,890     2,825,779
                                                            ------------
                                                               8,462,291
                                                            ------------
FINLAND -- 1.4%
  Kymmene OY.................................      115,900     3,409,756
  Nokia Corp. Class A........................       82,796     5,740,281
  Nokia Corp. ADR............................       27,900     1,935,563
                                                            ------------
                                                              11,085,600
                                                            ------------
FRANCE -- 6.3%
  Alcatel Alsthom Compagnie Generale
    D'Electricite............................       43,338     4,344,791

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                       BEA INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
FRANCE -- (CONTINUED)
  Banque Nationale de Paris Ordinary.........       91,127  $  3,737,377
  Bertrand Faure.............................      134,662     5,176,024
  Bouygues...................................       36,998     4,500,866
  Carrefour Super Marche.....................       14,333     7,999,695
  Groupe Danone..............................            4           656
  Legrand....................................       11,364     1,735,942
  Louis Vitton Moet Hennesey.................       23,230     4,179,117
  Michelin Class B...........................       94,365     4,094,535
  Schneider S.A..............................      114,140     4,703,820
  Technip S.A................................       74,320     4,762,064
  Valeo S.A..................................       78,235     3,734,112
                                                            ------------
                                                              48,968,999
                                                            ------------
GERMANY -- 4.2%
  Deutsche Bank AG...........................       80,490     3,729,690
  Gehe AG....................................        8,370     3,787,175
  Hoechst AG.................................       24,095     5,784,442
  Mannesmann AG..............................       14,503     4,572,768
  SAP AG.....................................        6,450       980,136
  SAP AG 144A ADR............................       71,800     3,518,200
  Veba AG....................................      171,800     6,567,618
  Volkswagen AG..............................       12,621     3,861,553
                                                            ------------
                                                              32,801,582
                                                            ------------
HONG KONG -- 4.8%
  Cheung Kong Holdings Ltd...................      860,300     4,267,879
  China Light and Power Company Ltd..........    1,087,500     5,338,802
  Guoco Bank Ltd.............................      869,000     4,131,413
  HKR International Ltd......................    3,120,800     2,459,386
  HKR International Warrants Due 2000**......      274,920        56,117
  HSBC Holdings PLC..........................      524,011     7,039,649
  New World Development Company..............      881,000     3,209,638
  Sun Hung Kai Properties....................      574,200     4,172,696
  Swire Pacific Ltd. Class A.................      822,500     6,163,038
                                                            ------------
                                                              36,838,618
                                                            ------------
INDIA -- 0.9%
  India Fund Class B.........................       28,233        54,970
                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
INDIA -- (CONTINUED)
  India Liberalisation Fund
    Class A 144A**...........................      301,632  $  2,491,480
  Indian Opportunity Fund Ltd.**.............      349,156     4,277,160
  Morgan Stanley India Investment Fund,
    Inc......................................        1,600        16,600
                                                            ------------
                                                               6,840,210
                                                            ------------
INDONESIA*** -- 0.3%
  PT Kabelindo Murni.........................    1,212,000       561,854
  PT Matahari Putra Prima....................    1,155,750     2,092,086
                                                            ------------
                                                               2,653,940
                                                            ------------
ISRAEL -- 2.0%
  ECI Telecom Ltd............................      256,020     5,280,413
  Geotek Communications, Inc.**..............       80,500       628,906
  Geotek Communications, Inc. Series M
    Cumulative Convertible Pfd.+.............          600     5,817,813
  Teva Pharmaceutical Industries Ltd. ADR....      100,840     3,819,315
                                                            ------------
                                                              15,546,447
                                                            ------------
ITALY -- 0.9%
  Industrie Natuzzi SPA ADR..................       28,200       987,000
  Telecom Italia Mobile**....................      846,884     1,248,561
  Telecom Italia Mobile di Risp.**...........    1,573,650     1,576,072
  Telecom Italia Non-Convertible di Risp.
    SPA......................................    1,573,650     2,024,579
  Telecom Italia SPA.........................      846,884     1,360,645
                                                            ------------
                                                               7,196,857
                                                            ------------
JAPAN -- 23.8%
  Aida Engineering Ltd.......................       90,000       667,519
  Amada Company Ltd..........................      136,000     1,419,130
  Aoki International Company Ltd.............       40,000       842,967
  Aoyama Trading Company.....................       91,000     2,420,460
  Asahi Bank Ltd.............................      296,000     3,088,696
  Bank of Tokyo Ltd..........................      241,000     3,722,864
  Brother Industries Ltd.....................      239,000     1,256,737
  Chubu Electric Power Company, Inc..........        1,787        41,681
  Citizen Watch Company Ltd..................      201,000     1,536,031

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                       BEA INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
JAPAN -- (CONTINUED)
  Dai Nippon Printing Company................      274,000  $  4,344,757
  Dai-Ichi Kangyo Bank Ltd...................      364,000     6,293,197
  Daicel Chemical Industries.................      195,000     1,065,269
  Daiwa Securities Company Ltd...............      168,000     2,113,964
  Fuji Bank Ltd..............................      354,000     7,424,041
  Fuji Photo Film Company Ltd................      384,000     9,624,552
  Gakken Company Ltd.**......................      107,000       698,373
  Haseko Corp................................      173,000       796,419
  Hitachi Ltd................................      931,000    10,190,997
  Honda Motor Company........................      210,000     3,738,107
  Industrial Bank of Japan Ltd...............      286,000     8,046,036
  Kikkoman...................................      192,000     1,451,540
  Kirin Brewery Company Ltd..................      307,000     3,203,478
  Komatsu Ltd................................      546,000     4,507,642
  Konica Corp................................      255,000     1,820,870
  Kumagai-Gumi Ltd...........................      475,000     2,269,309
  Kureha Chemical Industry Company...........      238,000     1,049,391
  Marudai Food Company Ltd...................      108,000       772,297
  Marui Company Ltd..........................      153,000     2,692,174
  Maruichi Steel Tube........................       58,000     1,062,097
  Matsushita Electric Industrial Company.....      620,000     9,704,348
  Mitsubishi Estate Company Ltd..............      235,000     2,764,706
  Mitsubishi Gas and Chemical Company........      169,000       708,849
  Mitsubishi Trust and Banking Corp..........      173,000     2,884,808
  Nichicon...................................      144,000     2,062,404
  Nippon Meat Packers........................      147,000     2,030,179
  Nippon Oil Company.........................      642,000     3,631,980
  Nippon Sheet Glass Company Ltd.............        4,000        18,169
  Nisshinbo Industries, Inc..................      239,000     2,149,166
  Nitto Denko Corp...........................      252,000     3,995,908
  Nomura Securities Company Ltd..............      246,000     4,831,918
  NSK Ltd....................................      558,000     3,761,862
  Olympus Optical Company....................      246,000     2,234,762
  Sakura Bank Ltd............................      436,000     4,638,772
  Seino Transportation Company Ltd...........      103,000     1,717,545
                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
JAPAN -- (CONTINUED)
  Sekisui House Ltd..........................      429,000  $  5,398,159
  Shimachu...................................       29,000       756,522
  Shiseido Company Ltd.......................      506,000     5,280,000
  Sumitomo Bank Ltd..........................      373,000     6,906,701
  Taiyo Yuden Company Ltd....................       85,000       895,652
  Takeda Chemical Industries Ltd.............      648,000     8,750,486
  Tohoku Electric Power Company..............      124,700     2,997,903
  Tokai Bank Ltd.............................      248,000     2,765,422
  Tokio Marine and Fire Insurance Company....      205,000     2,432,737
  Tokyo Style Corp. Ltd......................       93,000     1,322,455
  Toyota Motor Corp..........................      384,000     7,621,074
  Uny Company Ltd............................      111,000     1,771,458
  Yokogawa Electric Corp.....................      168,000     1,581,176
                                                            ------------
                                                             183,775,716
                                                            ------------
MALAYSIA -- 2.6%
  Genting Berhad.............................      454,000     4,022,209
  Malayan Banking Berhad.....................      656,000     5,391,060
  Renong Berhad Holding Company..............    2,164,000     4,181,391
  Technology Resources Industries Berhad**...      663,300     1,701,792
  Telekom Malaysia Berhad....................       87,000       610,343
  United Engineers Malaysia Ltd..............      594,000     3,976,669
                                                            ------------
                                                              19,883,464
                                                            ------------
MEXICO -- 4.0%
  Cementos Apasco S.A. de C.V................      274,829     1,207,316
  Cifra S.A. de C.V.
    Class A..................................       13,702        17,467
  Cifra S.A. de C.V. Class B.................      630,460       803,685
  Cifra S.A. de C.V. Class C.................      528,289       632,934
  Coca-Cola Femsa S.A. de C.V. ADR...........       68,800     1,591,000
  Corporacion Industrial San Luis S.A. de
    C.V. CPO.................................      117,199     2,782,072
  Grupo Carso S.A. de C.V. Class A1**........      206,280     1,326,321
  Grupo Elektra S.A. de C.V. CPO.............      300,000     1,432,907

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                       BEA INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
MEXICO -- (CONTINUED)
  Grupo Embotelladora de Mexico S.A. de C.V.
    GDS**....................................           50  $        613
  Grupo Industrial Alfa S.A. de C.V. Class
    A........................................      352,000     4,863,898
  Grupo Mexico S.A. Class B**................      666,400     3,433,131
  Grupo Modelo S.A. de C.V.
    Class C..................................      376,000     1,489,585
  Grupo Sidek S.A. de C.V.
    Class L**................................       12,223        13,160
  Grupo Televisa S.A. de C.V. CPO
    Certificates.............................       53,400       623,569
  Grupo Televisa S.A. de C.V. GDS............       57,860     1,374,175
  Kimberly Clark de Mexico
    S.A. de C.V. Class A.....................      129,900     1,807,395
  Panamerican Beverages, Inc.
    Class A..................................       74,800     2,225,300
  Telefonos de Mexico S.A. de C.V. Class A...      221,504       360,917
  Telefonos de Mexico S.A. de C.V. Class L...      683,071     1,117,356
  Telefonos de Mexico S.A. de C.V. Sponsored
    ADR......................................       25,600       838,400
  Telefonos de Mexico S.A. de C.V.
    Unsponsored ADR..........................        4,900         7,963
  Tubos de Acero de Mexico S.A.**............      213,000     1,463,099
  Tubos de Acero de Mexico S.A. ADR**........      157,100       981,875
                                                            ------------
                                                              30,394,138
                                                            ------------
NETHERLANDS -- 1.8%
  Koninklijke Pit Naderland NV 144A..........      160,960     5,547,983
  Philips Electronics NV.....................      180,825     8,112,392
  Philips Electronics NV ADR.................       11,500       517,500
                                                            ------------
                                                              14,177,875
                                                            ------------
                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
NORWAY -- 0.5%
  Norsk Hydro A/S............................       87,200  $  3,689,100
                                                            ------------
PAKISTAN -- 0.0%
  Nishat Mills...............................        3,450         3,749
  Nishat Mills Rights**......................          517           240
  Phillips Electrical Pakistan...............        1,045         5,144
                                                            ------------
                                                                   9,133
                                                            ------------
PHILIPPINES -- 0.5%
  Philippine Long Distance Telephone Co.
    ADR......................................       61,950     3,895,112
                                                            ------------
PUERTO RICO -- 0.6%
  Cellular Communications of Puerto Rico Inc.
    ADR**....................................      152,900     4,701,675
                                                            ------------
RUSSIA -- 0.4%
  Petersburg Long Distance, Inc.**...........      228,800     1,630,200
  Templeton Russia Fund Inc.**...............      114,900     1,654,560
                                                            ------------
                                                               3,284,760
                                                            ------------
SINGAPORE -- 2.8%
  DBS Land Ltd...............................      393,000     1,128,786
  Overseas-Chinese Banking Corp. Ltd.***.....      473,000     5,327,702
  Sembawang Corp. Ltd........................      460,000     2,639,212
  Singapore Press Holdings***................      394,800     5,447,434
  United Overseas Bank Ltd.***...............      555,680     4,811,590
  Wing Tai Holdings..........................    1,325,000     2,359,908
                                                            ------------
                                                              21,714,632
                                                            ------------
SOUTH KOREA -- 1.1%
  Korea Fund, Inc............................      429,825     8,703,956
                                                            ------------
SPAIN -- 1.1%
  Banco Popular..............................       23,400     3,602,585
  Repsol S.A.................................        4,400       138,114
  Repsol S.A. ADR............................      143,100     4,525,538
                                                            ------------
                                                               8,266,237
                                                            ------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                       BEA INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
SWEDEN -- 2.9%
  Astra AB Fria Class A......................      175,520  $  5,821,160
  Astra AB Fria Class B......................       13,000       422,240
  Autoliv AB.................................       82,200     4,967,959
  Ericsson Telephone Company ADR Class B.....      281,600     6,019,200
  Hennes & Mauritz Fria Class B..............       80,304     4,765,326
                                                            ------------
                                                              21,995,885
                                                            ------------
SWITZERLAND -- 1.7%
  BBC Brown Boveri AG........................        5,606     5,915,014
  Roche Holding AG...........................        1,030     6,900,299
                                                            ------------
                                                              12,815,313
                                                            ------------
THAILAND*** -- 3.2%
  Advanced Information Services Public
    Company Ltd..............................      204,800     3,165,911
  Finance One Public Company Ltd.............      398,000     2,709,652
  Krung Thai Bank Public Company Ltd.........    1,541,270     5,987,312
  Phatra Thanakit Public Company Ltd.........      375,600     2,978,326
  Siam Cement Company Ltd....................       63,900     4,370,893
  Telecomasia Corp. Public Company Ltd.**....      407,000     1,312,115
  Thai Farmers Bank Public Company Ltd.......      460,100     4,495,971
                                                            ------------
                                                              25,020,180
                                                            ------------
UNITED KINGDOM -- 13.6%
  Airtours PLC...............................      796,120     4,545,170
  British Airport Authority PLC..............      847,101     6,768,093
  British Sky Broadcasting PLC**.............      226,000     1,192,095
  British Sky Broadcasting Group PLC ADR**...      322,200    10,229,850
  De la Rue PLC..............................      449,004     6,074,220
  Flextech PLC**.............................      612,610     4,162,766
  General Cable PLC**........................      396,300     5,647,275
                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
UNITED KINGDOM -- (CONTINUED)
  House of Fraser PLC........................    1,787,300  $  3,798,759
  International Cabletel, Inc................      239,866     6,476,382
  Rentokil Group PLC.........................      948,610     4,370,871
  Reuters Holdings PLC Class B...............      442,020     3,840,199
  Reuters Holdings PLC ADR
    Class B..................................      144,300     7,557,713
  Standard Chartered Bank PLC................    2,089,769    14,005,730
  Vodafone Group PLC.........................    1,530,033     6,290,288
  Vodafone Group PLC ADR.....................      129,000     5,401,875
  Wassall PLC................................    1,274,192     5,455,917
  WPP Group PLC..............................    3,299,251     8,394,271
  WPP Group PLC ADR..........................       89,800       471,450
                                                            ------------
                                                             104,682,924
                                                            ------------
    TOTAL COMMON AND CONVERTIBLE STOCKS,
     WARRANTS AND RIGHTS (Cost
     $683,469,877)...........................                721,855,408
                                                            ------------
                                                   PAR
                                                  (000)
                                               -----------
FOREIGN BONDS -- 0.7%
HONG KONG -- 0.0%
  HKR International Ltd. 6.00% 06/26/00......  HKD    3,608      375,260
                                                            ------------
SOUTH AFRICA -- 0.7%
  Liberty Life Africa Convertible 144A
    6.50% 09/30/04...........................  $     1,700     1,938,000
  Sappi BVI Finance Ltd.
    Convertible 144A
    7.50% 08/01/02...........................        3,680     3,781,200
                                                            ------------
                                                               5,719,200
                                                            ------------
      TOTAL FOREIGN BONDS
       (Cost $5,736,881).....................                  6,094,460
                                                            ------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                       BEA INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONCLUDED)
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
U.S. TREASURY OBLIGATIONS -- 3.7%
  U.S. Treasury Bills
    5.40% 09/21/95...........................  $     3,000  $  2,990,886
    5.415% 09/21/95..........................        5,000     4,984,958
    5.385% 11/09/95..........................       15,000    14,845,416
    5.415% 11/09/95..........................        6,000     5,938,166
                                                            ------------
    TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $28,758,866)......................                 28,759,426
                                                            ------------
SHORT-TERM INVESTMENT -- 2.2%
  BBH Grand Cayman U.S. Dollar
    Time Deposit
    4.875% 09/01/95..........................       16,646    16,646,000
                                                            ------------
    TOTAL SHORT-TERM INVESTMENT
     (Cost $16,646,000)...................................    16,646,000
                                                            ------------
  TOTAL INVESTMENTS AT VALUE -- 100.0%
    (Cost $734,611,624)...................................  $773,355,294
  LIABILITIES IN EXCESS
    OF OTHER ASSETS -- 0.0%...............................     (100,664)
                                                            ------------
  NET ASSETS (APPLICABLE to
    42,398,465 BEA shares) -- 100.0%......................  $773,254,630
                                                            ------------
                                                            ------------

  NET ASSET VALUE AND OFFERING
    PRICE PER SHARE
    ($773,254,630  DIVIDED BY 42,398,465).................        $18.24
                                                            ------------
                                                            ------------
  REDEMPTION PRICE PER SHARE
    ($18.24 x .9900)......................................        $18.06
                                                            ------------
                                                            ------------

  *   Cost   for  Federal   income   tax  purposes   at   August  31,   1995  is
   $735,164,987. The gross appreciation (depreciation) on a tax basis is as follows:

  Gross Appreciation..........  $   82,828,785
  Gross Depreciation..........     (44,638,478)
                                --------------
  Net Appreciation............  $   38,190,307
                                --------------
                                --------------

 ** Non-income producing securities.
*** Denotes foreign shares.
  + Not readily marketable securities.

                            INVESTMENT ABBREVIATIONS

ADR...........................  American Depository Receipts
ADS...........................  American Depository Shares
GDS...........................  Global Depository Shares

                             CURRENCY ABBREVIATIONS

HKD...........................  Hong Kong Dollars

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
AUGUST 31, 1995

INVESTMENT INCOME
  Dividends..................................  $   12,122,179
  Interest...................................       1,221,035
  Foreign taxes withheld.....................      (1,379,398)
                                               --------------
    TOTAL INVESTMENT INCOME..................      11,963,816
                                               --------------
EXPENSES
  Investment advisory fees...................       6,012,837
  Administration service fees................       1,127,321
  Custodian fees.............................       1,116,208
  Administration fees........................         939,506
  Audit fees.................................          71,767
  Registration fees..........................          65,500
  Legal fees.................................          48,460
  Insurance expense..........................          22,167
  Transfer agent fees........................          20,778
  Printing fees..............................          15,263
  Miscellaneous fees.........................          12,868
  Organization expense.......................          10,636
  Directors fees.............................           6,781
                                               --------------
                                                    9,470,092
  Less fees waived...........................        (112,954)
                                               --------------
    TOTAL EXPENSES...........................       9,357,138
                                               --------------
NET INVESTMENT INCOME........................       2,606,678
                                               --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
    Security transactions....................     (47,542,087)
    Foreign exchange transactions............      (1,416,894)
                                               --------------
                                                  (48,958,981)
                                               --------------
  Net unrealized appreciation (depreciation)
   from:
    Investments..............................     (18,843,388)
    Translation of assets and liabilities in
     foreign currencies......................          42,664
                                               --------------
                                                  (18,800,724)
                                               --------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS................................     (67,759,705)
                                               --------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................  $  (65,153,027)
                                               --------------
                                               --------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE         FOR THE
                                                YEAR ENDED      YEAR ENDED
                                                AUGUST 31,      AUGUST 31,
                                                   1995            1994
                                               -------------   -------------
Increase (decrease) in net assets:
Operations:
  Net investment income......................  $  2,606,678    $  1,601,997
  Net gain (loss) on investments and foreign
   currency..................................   (67,759,705)     60,027,767
                                               -------------   -------------
    Net increase (decrease) in net assets
     resulting from operations...............   (65,153,027)     61,629,764
                                               -------------   -------------
Distributions to shareholders:
Dividends to shareholders from net investment
 income:
  BEA shares ($.00 and $.05, respectively,
   per share)................................            --        (806,718)
Distributions to shareholders from net
 realized capital gains:
  BEA shares ($.80 and $.60, respectively,
   per share)................................   (32,112,690)     (9,939,092)
                                               -------------   -------------
  Total distributions to shareholders........   (32,112,690)    (10,745,810)
                                               -------------   -------------
Net capital share transactions...............   103,330,556     447,902,313
                                               -------------   -------------
Total increase in net assets.................     6,064,839     498,786,267
Net Assets:
  Beginning of year..........................   767,189,791     268,403,524
                                               -------------   -------------
  End of year................................  $773,254,630    $767,189,791
                                               -------------   -------------
                                               -------------   -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                     BEA EMERGING MARKETS EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                August 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
COMMON STOCK, WARRANTS AND RIGHTS -- 92.0%
ARGENTINA -- 4.3%
  Astra Cia. Argentina de Petro S.A..........      109,080  $    189,339
  Bagley y Cia. Ltd..........................       61,335       125,793
  Banco de Galicia y Buenos Aires S.A. de
    C.V. Class B.............................       43,427       199,854
  Banco Frances del Rio de la Plata..........       63,290       433,732
  Buenos Aires Embotelladora S.A. ADR Class
    B........................................       22,100       524,875
  Comercial del Plata........................       34,400        80,532
  Compania Naviera Perez Companc S.A. Class
    B........................................      127,009       594,669
  Inversiones y Representaciones S.A. Class
    B**......................................      256,824       560,128
  Quilmes Industrial S.A. ADR................       19,315       379,540
  Telecom Argentina S.A. ADR.................       24,400     1,061,400
  Telecom Argentina S.A. Class B.............      129,600       573,090
  Telefonica de Argentina ADR................       17,032       421,542
  YPF Sociedad Anonima S.A. ADS..............       23,100       407,138
                                                            ------------
                                                               5,551,632
                                                            ------------
BRAZIL -- 16.6%
  Banco Bradesco S.A. PN.....................   83,914,366       808,866
  Banco do Brasil PN.........................   22,657,000       362,321
  Banco Itau S.A. PN.........................    3,175,000     1,000,079
  Centrais Eletricas Brasileiras S.A. ON.....    4,684,781     1,297,969
  Centrais Eletricas Brasileiras S.A. PN.....    2,075,729       572,917
  Centrais Eletricas de Santa Catarin PN
    Class B..................................      772,000       618,088
  Cia. Cervejaria Brahma PN..................    1,442,789       539,573
  Cia. Cervejaria Brahma PN Warrants Due
    1996**...................................      182,777        30,808
  Cia. Energetica de Minas Gerais
    ADR......................................       21,338       478,185
                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
BRAZIL -- (CONTINUED)
  Cia. Energetica de Minas Gerais
    PN.......................................    4,249,989  $     96,260
  Cia. Energetica de Minas Gerais
    144A ADS.................................       20,783       465,747
  Cia. Paulista de Forca e Luz ON............   13,382,220       754,226
  Cia. Siderurgica Nacional S.A. ADR.........        9,700       220,025
  Cia. Siderurgica Nacional S.A. ON..........    4,692,700       104,804
  Cia. Tecidos Norte de Minas Gerais PN......    2,562,000       863,671
  Cia. Vale do Rio Doce ADR..................        1,200        46,114
  Cia. Vale do Rio Doce PN...................    3,555,500       546,856
  Investimentos Itau PN......................    1,483,700       973,764
  Lojas Americanas PN........................   42,436,000     1,095,267
  Makro Atacadista ON**......................      381,000       429,465
  Makro Atacadista 144A GDR**................       27,300       300,300
  Marco Polo PN Class B**....................      964,000       171,118
  Moinho Santista Industries Gerais PN**.....      145,200       117,781
  Multibras Eletrodo S.A. PN.................      581,000       605,942
  Petroleo Brasileiro S.A. PN................   10,189,666       982,201
  Petroquimica do Nordest S.A. PN Class A....      816,000       537,266
  Refrigeracao Parana S.A. PN................  559,223,000     1,360,869
  Santista Alimentos S.A.**..................      666,500       477,451
  Souza Cruz ON..............................      110,600       821,417
  Tec Toy Industria de Brinquedos PN.**......  203,430,000        81,436
  Telecomunicacoes Brasileiras S.A. ADR......       40,800     1,713,642
  Telecomunicacoes Brasileiras S.A. PN.......   35,332,405     1,533,521
  Telesp PN..................................    1,455,928       239,268
  Usinas Siderurgica de Minas Gerais S.A.
    PN.......................................  880,903,000       900,159
  Usinas Siderurgica de Minas Gerais S.A.
    144A ADR.................................       16,900       176,115
                                                            ------------
                                                              21,323,491
                                                            ------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                     BEA EMERGING MARKETS EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
CHILE -- 6.9%
  Chilectra S.A. 144A ADR....................       27,100  $  1,268,199
  Compania de Telefonos de Chile S.A. ADR....       29,895     2,182,335
  Embotelladora Andina S.A. ADR..............       32,400     1,121,850
  Empresa Nacional de Electricidad S.A.
    ADR......................................      107,200     2,130,600
  Enersis S.A. ADR...........................       39,800     1,009,925
  Sociedad Quimica y Minera Chile ADR........       23,650     1,099,725
                                                            ------------
                                                               8,812,634
                                                            ------------
COLOMBIA -- 0.4%
  Cementos Diamante S.A. 144A ADS............       29,200       525,600
                                                            ------------
ECUADOR -- 0.5%
  Cemento Nacional Ecuador GDR...............        3,296       692,160
                                                            ------------
HONG KONG -- 4.3%
  Cheung Kong Holdings Ltd...................      127,000       630,037
  China Light and Power Company Ltd..........      138,000       677,476
  Consolidated Electric Power Asia...........      283,600       584,383
  Consolidated Electric Power Asia 144A......       18,650       382,325
  Guoco Bank Ltd.............................      126,000       599,031
  HKR International Ltd......................      499,400       393,559
  HKR International Warrants Due 2000**......      107,880        22,021
  HSBC Holdings PLC..........................       66,831       897,930
  Sun Hung Kai Properties....................       90,000       654,027
  Swire Pacific Ltd. Class A.................       89,500       670,628
                                                            ------------
                                                               5,511,417
                                                            ------------
HUNGARY -- 0.4%
  Fotex A.S..................................      365,600       460,453
                                                            ------------
INDIA -- 3.4%
  Arvind Mills Ltd. 144A GDS**...............       16,000        65,920
  Hindalco 144A GDR..........................       13,400       482,400

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
INDIA -- (CONTINUED)
  India Fund Class B.........................      469,738  $    914,583
  India Liberalisation Fund Class A 144A**...      134,163     1,108,186
  Indian Opportunity Fund Ltd.**.............       79,020       967,995
  Morgan Stanley India Investment Fund,
    Inc......................................       43,500       451,313
  Reliance Industries 144A ADR...............       23,800       452,200
                                                            ------------
                                                               4,442,597
                                                            ------------
INDONESIA*** -- 2.9%
  Bank International Indonesia...............      262,500       944,537
  Duta Anggada Realty........................          410           294
  PT Hanjaya Mandala Sampoerna...............       92,500       878,035
  PT Kabelindo Murni.........................      418,500       194,007
  PT Matahari Putra Prima....................      488,750       884,713
  PT Pakuwon Jati............................    1,021,000       788,852
                                                            ------------
                                                               3,690,438
                                                            ------------
ISRAEL -- 2.4%
  ECI Telecom Ltd............................       42,140       869,138
  Elscint Ltd. ADR...........................       61,050       167,888
  Geotek Communications, Inc.**..............      141,300     1,103,906
  Tecnomatix Technologies**..................       29,000       304,500
  Teva Pharmaceutical Industries
    Ltd. ADR.................................       15,430       584,411
                                                            ------------
                                                               3,029,843
                                                            ------------
MALAYSIA -- 13.0%
  Berjaya Group Berhad.......................    2,067,500     1,607,917
  Genting Berhad.............................      342,000     3,029,946
  Magnum Corp................................      376,500       762,207
  Malayan Banking Berhad.....................      599,500     4,926,739
  Malaysia International Shipping***.........      349,333     1,001,295
  Renong Berhad Holding Company..............      830,000     1,603,768
  Technology Resources Industries Berhad
    **.......................................      488,000     1,252,034
  Telekom Malaysia Berhad....................       39,000       273,602
  Time Engineering...........................      391,000     1,348,006

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                     BEA EMERGING MARKETS EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
MALAYSIA -- (CONTINUED)
  United Engineers Malaysia Ltd..............      129,000  $    863,620
                                                            ------------
                                                              16,669,134
                                                            ------------
MEXICO -- 11.6%
  Cementos Apasco S.A. de C.V................      150,240       660,000
  Cementos Mexicanos S.A. Class B**..........      164,265       757,036
  Cifra S.A. de C.V. Class B.................       54,039        68,887
  Cifra S.A. de C.V. Class C.................      614,029       735,658
  Coca-Cola Femsa S.A. de C.V.
    ADR......................................       22,330       516,381
  Corporacion Geo S.A. de C.V. 144A ADR Class
    B**......................................       38,100       582,435
  Corporacion Industrial San Luis
    S.A. de C.V. CPO.........................       62,632     1,486,760
  Fomento Economico Mexicano S.A. de C.V.
    Class B..................................      107,650       295,092
  Grupo Carso S.A. de C.V. Class A1**........      151,990       977,252
  Grupo Elektra S.A. de C.V. CPO.............      214,000     1,022,141
  Grupo Embotelladora de Mexico S.A. de C.V.
    GDS**....................................           50           613
  Grupo Financiero Banamex Accival S.A. de
    C.V. Class B.............................       32,000        65,329
  Grupo Financiero Banamex Accival S.A. de
    C.V. Class L.............................      335,000       670,000
  Grupo Industrial Alfa S.A. de C.V. Class
    A........................................       81,000     1,119,249
  Grupo Industrial Bimbo S.A. de C.V. Class
    A........................................       55,199       233,229
  Grupo Mexico S.A. Class B**................      169,700       874,253
  Grupo Modelo S.A. de C.V. Class C..........      288,000     1,140,958
  Grupo Situr S.A. de C.V. Class B**.........      421,932       235,904
  Grupo Televisa S.A. de C.V. CPO
    Certificates.............................       37,300       435,564

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
MEXICO -- (CONTINUED)
  Grupo Televisa S.A. de C.V. GDS............       11,350  $    269,562
  Kimberly Clark de Mexico S.A. de C.V. Class
    A........................................       39,270       546,392
  Panamerican Beverages, Inc. Class A........       30,200       898,450
  Telefonos de Mexico S.A. de C.V. Class A...      103,213       168,175
  Telefonos de Mexico S.A. de C.V. Class L...      215,570       352,626
  Telefonos de Mexico S.A. de C.V. Sponsored
    ADR......................................        5,730       187,657
  Tubos de Acero de Mexico S.A.**............       51,000       350,319
  Tubos de Acero de Mexico S.A. ADR**........       37,900       236,875
                                                            ------------
                                                              14,886,797
                                                            ------------
PHILIPPINES -- 1.4%
  Ayala Corp. B..............................      580,600       695,733
  Philippine Long Distance Telephone Co.
    ADR......................................       18,500     1,163,191
                                                            ------------
                                                               1,858,924
                                                            ------------
PORTUGAL -- 1.3%
  Modelo Sociedade Gestora de Participacoes
    Sociais, S.A.............................       12,335       422,903
  Portugal Telecom S.A. ADR**................       17,300       313,562
  Sonae Industria e Investimentos............       42,050       956,058
                                                            ------------
                                                               1,692,523
                                                            ------------
PUERTO RICO -- 0.6%
  Cellular Communications of Puerto Rico Inc.
    ADR.**...................................       25,800       793,350
                                                            ------------
RUSSIA -- 1.0%
  Petersburg Long Distance,
    Inc.**...................................       94,100       670,462
  Templeton Russia Fund Inc.**...............       41,000       590,400
                                                            ------------
                                                               1,260,862
                                                            ------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                     BEA EMERGING MARKETS EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
SINGAPORE -- 1.7%
  Asia Pulp & Paper Company Ltd. ADR**.......       58,700  $    770,437
  Overseas-Chinese Banking Corp. Ltd.***.....       47,000       529,391
  Sembawang Corp. Ltd........................       64,000       367,195
  United Overseas Bank Ltd.***...............       58,280       504,642
                                                            ------------
                                                               2,171,665
                                                            ------------
SOUTH AFRICA -- 5.7%
  Anglo American Industrial Corporation
    Ltd......................................       17,100       771,851
  De Beers Centenary Linked UT...............       14,900       382,130
  De Beers Consolidated Mines ADR............       59,700     1,533,544
  Gencor Ltd.................................      264,230       993,889
  Murray & Roberts Holdings..................      117,800       749,241
  Nedcor Ltd.................................       12,900       164,095
  Nedcor Ltd. GDR Units**....................        6,600       341,550
  Polifin Ltd................................        5,925        12,075
  SA Iron & Steel Industrial Corporation
    Ltd......................................    1,080,900     1,241,904
  Sasol Ltd..................................       39,500       337,676
  South African Breweries Ltd................       26,500       804,678
                                                            ------------
                                                               7,332,633
                                                            ------------
SOUTH KOREA -- 3.2%
  Korea Fund, Inc............................      200,175     4,053,544
                                                            ------------
THAILAND -- 10.4%
  Advanced Information Services Public
    Company Ltd. (Local).....................        4,300        66,472

                                                 NUMBER
                                                OF SHARES      VALUE
                                               -----------  ------------
THAILAND -- (CONTINUED)
  Advanced Information Services Public
    Company Ltd.***..........................       49,400  $    763,652
  Bangkok Bank Public Company Ltd.***........       87,400       980,056
  Krung Thai Bank Public Company Ltd.
    (Local)..................................       51,000       197,097
  Krung Thai Bank Public Company Ltd.***.....      561,980     2,183,102
  Land and House Public Company Ltd.***......       29,000       504,045
  MDX Company Ltd.***........................      156,300       344,273
  Phatra Thanakit Public Company Ltd.***.....      313,100     2,482,731
  Regional Container Lines***................        5,420        80,312
  Sahaviriya Steel
    Industry**/***...........................      489,600       980,376
  Siam Cement Company Ltd.***................       19,800     1,354,361
  Telecomasia Corp. Public Company
    Ltd.**/***...............................      303,600       978,767
  Thai Farmers Bank Public Company Ltd.***...      246,100     2,404,822
                                                            ------------
                                                              13,320,066
                                                            ------------
    TOTAL COMMON STOCK,
     WARRANTS AND RIGHTS
     (Cost $121,218,225)..................................   118,079,763
                                                            ------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC
                     BEA EMERGING MARKETS EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONCLUDED)
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)        VALUE
                                               -----------  ------------
FOREIGN BONDS -- 3.2%
COLOMBIA -- 0.6%
  Banco de Colombia Convertible 144A
    5.20% 02/01/99...........................  $     1,100  $    764,500
                                                            ------------
HONG KONG -- 0.1%
  HKR International Ltd.
    6.00% 06/26/00...........................   HKD  1,416       147,254
                                                            ------------
SOUTH AFRICA -- 1.9%
  Liberty Life Africa Convertible
    6.50% 09/30/04...........................  $       200       228,000
  Liberty Life Africa Convertible
    144A 6.50% 09/30/04......................          850       969,000
  Sappi BVI Finance Ltd. Convertible 144A
    7.50% 08/01/02...........................        1,260     1,294,650
                                                            ------------
                                                               2,491,650
                                                            ------------
THAILAND -- 0.6%
  Bangkok Bank Public Convertible 3.25%
    03/03/04.................................          790       760,375
                                                            ------------
  TOTAL FOREIGN BONDS
   (Cost $4,516,793)......................................     4,163,779
                                                            ------------
SHORT-TERM INVESTMENT -- 5.5%
  BBH Grand Cayman U.S Dollar
    Time Deposit 4.875% 09/01/95.............        6,998     6,998,000
                                                            ------------

  TOTAL SHORT-TERM INVESTMENT
   (Cost $6,998,000)......................................     6,998,000
                                                            ------------
                                                               VALUE
                                                            ------------

  TOTAL INVESTMENTS AT VALUE -- 100.7%
    (Cost $132,733,018*)..................................  $129,241,542
  LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%).........
                                                               (918,979)
                                                            ------------
  NET ASSETS (Applicable to 7,260,406 BEA Shares) --
    100.0%................................................  $128,322,563
                                                            ------------
                                                            ------------
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    ($128,322,563  DIVIDED BY 7,260,406)..................        $17.67
                                                            ------------
                                                            ------------
  REDEMPTION PRICE PER SHARE
    ($17.67 x .9850)......................................        $17.40
                                                            ------------
                                                            ------------

  * Cost for Federal income tax purposes at August 31, 1995 is $134,128,138. The gross appreciation (depreciation) on a tax basis is as follows:

  Gross Appreciation.........................  $  11,645,354
  Gross Depreciation.........................    (16,531,950)
                                               -------------
  Net Depreciation...........................  $  (4,886,596)
                                               -------------
                                               -------------

 ** Non-income producing securities.
*** Denotes foreign shares.

                            INVESTMENT ABBREVIATIONS

ADR...........................  American Depository Receipts
ADS...........................  American Depository Shares
GDR...........................  Global Depository Receipts
GDS...........................  Global Depository Shares

                             CURRENCY ABBREVIATIONS

HKD...........................  Hong Kong Dollars

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                     BEA EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
AUGUST 31, 1995

INVESTMENT INCOME
  Dividends............................  $  1,957,064
  Interest.............................       364,052
  Foreign taxes withheld...............      (369,424)
                                         ------------
    TOTAL INVESTMENT INCOME............     1,951,692
                                         ------------
EXPENSES
  Investment advisory fees.............     1,283,714
  Custodian fees.......................       313,760
  Administration service fees..........       192,557
  Administration fees..................       160,467
  Registration fees....................        23,548
  Transfer agent fees..................        22,007
  Audit fees...........................        20,425
  Miscellaneous fees...................        16,505
  Legal fees...........................        11,046
  Organization expense.................        10,636
  Printing fees........................         7,121
  Insurance expense....................         3,749
  Directors fees.......................         1,167
                                         ------------
                                            2,066,702
  Less fees waived.....................      (141,123)
                                         ------------
    TOTAL EXPENSES.....................     1,925,579
                                         ------------
NET INVESTMENT INCOME..................        26,113
                                         ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized loss from:
    Security transactions..............   (13,347,010)
    Foreign exchange transactions......      (285,174)
                                         ------------
                                          (13,632,184)
                                         ------------
  Net unrealized depreciation from:
    Investments........................   (18,738,223)
    Translation of assets and
     liabilities in foreign
     currencies........................       (14,706)
                                         ------------
                                          (18,752,929)
                                         ------------
NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS................   (32,385,113)
                                         ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $(32,359,000)
                                         ------------
                                         ------------

STATEMENTS OF CHANGES IN NET ASSETS

                               FOR THE         FOR THE
                              YEAR ENDED      YEAR ENDED
                            AUGUST 31,1995  AUGUST 31,1994
                            --------------  --------------
Increase (decrease) in net assets:
Operations:
  Net investment income
   (loss).................   $     26,113    $    (17,188)
  Net gain (loss) on
   investments and foreign
   currency...............    (32,385,113)     17,329,056
                            --------------  --------------
  Net increase (decrease)
   in net assets resulting
   from operations........    (32,359,000)     17,311,868
                            --------------  --------------
Distribution to
  shareholders:
Dividends to shareholders
  from net investment
  income:
    BEA shares ($.07 and
     $.09, respectively,
     per share)...........       (394,002)       (291,386)
  Distributions to
   shareholders from net
   realized capital gains:
    BEA shares ($.92 and
     $.32, respectively,
     per share)...........     (5,374,023)     (1,002,877)
                            --------------  --------------
  Total distributions to
   shareholders...........     (5,768,025)     (1,294,263)
                            --------------  --------------
Net capital share
  transactions............     25,774,209     102,669,712
                            --------------  --------------
Total increase (decrease)
  in net assets...........    (12,352,816)    118,687,317
Net Assets:
  Beginning of year.......    140,675,379      21,988,062
                            --------------  --------------
  End of year.............   $128,322,563    $140,675,379
                            --------------  --------------
                            --------------  --------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                         BEA U.S. CORE EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1995

                                                  NUMBER
                                                 OF SHARES         VALUE
                                               -------------   -------------
COMMON AND CONVERTIBLE STOCKS -- 94.6%
AEROSPACE & DEFENSE -- 3.7%
  Lockheed Martin Corp.......................          9,600   $     584,400
  United Technologies Corp...................          7,000         583,625
                                                               -------------
                                                                   1,168,025
                                                               -------------
BANKS -- 4.1%
  Chase Manhattan Corp.......................          8,900         511,750
  First Chicago Corp.........................          5,000         316,875
  PNC Financial Corp.........................         12,500         328,125
  Southern National Corp.....................          5,000         133,750
                                                               -------------
                                                                   1,290,500
                                                               -------------
CHEMICALS -- 4.2%
  Dow Chemical Co............................          9,500         703,000
  The Scotts Co. Class A**...................         27,700         623,250
                                                               -------------
                                                                   1,326,250
                                                               -------------
CONSTRUCTION -- 3.2%
  Falcon Building Products, Inc.**...........         35,000         389,375
  USG Corp.**................................         23,000         623,875
                                                               -------------
                                                                   1,013,250
                                                               -------------
DRUGS & MEDICAL PRODUCTS -- 2.3%
  McKesson Corp..............................         17,000         739,500
                                                               -------------
ELECTRONICS -- 4.8%
  General Electric Co........................         10,500         618,188
  Intel Corp.................................         12,000         736,500
  Motorola, Inc..............................          2,300         171,925
                                                               -------------
                                                                   1,526,613
                                                               -------------
ENTERTAINMENT -- 2.3%
  Gtech Holdings Corp.**.....................         26,000         754,000
                                                               -------------
FINANCIAL SERVICES -- 5.1%
  Dean Witter Discover & Co..................         11,656         594,456
  Federal National Mortgage
    Association..............................          5,500         524,562
  Student Loan Marketing
    Association..............................          9,000         487,125
                                                               -------------
                                                                   1,606,143
                                                               -------------

                                                  NUMBER
                                                 OF SHARES         VALUE
                                               -------------   -------------
FOOD -- 2.1%
  Coca-Cola Co...............................          5,000   $     321,250
  Nabisco Holdings Corp......................         12,000         343,500
                                                               -------------
                                                                     664,750
                                                               -------------
HOSPITAL MANAGEMENT -- 3.0%
  Caremark International, Inc................         29,900         620,425
  Horizon CMS Healthcare Corp.**.............         15,000         328,125
                                                               -------------
                                                                     948,550
                                                               -------------
HOTELS AND RESTAURANTS -- 2.9%
  Marriot International, Inc.................         16,900         599,950
  McDonald's Corp............................          8,500         310,250
                                                               -------------
                                                                     910,200
                                                               -------------
INSURANCE -- 6.3%
  Exel Limited...............................          5,700         313,500
  Mutual Risk Management, Ltd................         18,000         686,250
  TIG Holdings, Inc..........................         30,588         783,817
  Western National Corp......................         17,200         215,000
                                                               -------------
                                                                   1,998,567
                                                               -------------
INSURANCE-PROPERTY/CASUALTY -- 1.2%
  Ace Limited Ordinary Shares................         13,000         399,750
                                                               -------------
MANUFACTURING -- 9.1%
  Allied-Signal, Inc.........................         12,000         532,500
  Eastman Kodak Co...........................          5,500         316,938
  Goodyear Tire & Rubber Co..................         19,600         784,000
  Ingersoll Rand Co..........................          8,000         303,000
  Oakley, Inc.**.............................         29,500         947,687
                                                               -------------
                                                                   2,884,125
                                                               -------------
METALS -- 0.9%
  Aluminum Co. America
    (ALCOA)..................................          5,200         297,050
                                                               -------------
MINING -- 1.0%
  Vulcan Materials Co........................          6,000         315,750
                                                               -------------
OFFICE & BUSINESS EQUIPMENT -- 1.0%
  Harris Corp................................          5,500         316,938
                                                               -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                         BEA U.S. CORE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                  NUMBER
                                                 OF SHARES         VALUE
                                               -------------   -------------
COMMON AND CONVERTIBLE STOCKS -- (CONTINUED)
OIL & GAS -- 4.4%
  Exxon Corp.................................          9,000   $     618,750
  Mobil Corp.................................          3,200         304,800
  Texaco, Inc................................          7,200         466,200
                                                               -------------
                                                                   1,389,750
                                                               -------------
OIL EQUIPMENT & SERVICES -- 2.6%
  Schlumberger, Ltd..........................          5,000         322,500
  Tidewater, Inc.............................         20,000         495,000
                                                               -------------
                                                                     817,500
                                                               -------------
PACKAGING -- 2.2%
  Owens-Illinois, Inc.**.....................         50,100         682,612
                                                               -------------
PAPER & FOREST PRODUCTS -- 0.5%
  Willamette Industries, Inc.................          2,500         171,875
                                                               -------------
PHARMACEUTICAL -- 7.6%
  Barr Laboratories, Inc.**..................         28,000         612,500
  Pharmacia Aktiebolag ADR***................         28,900         798,362
  Smithkline Beecham PLC ADR.................         15,000         671,250
  Warner Lambert Co..........................          3,500         316,312
                                                               -------------
                                                                   2,398,424
                                                               -------------
PRINTING AND PUBLISHING -- 2.1%
  Harcourt General, Inc......................         16,000         666,000
                                                               -------------
RADIO & TV BROADCASTING -- 3.4%
  CBS, Inc...................................          1,900         151,525
  Granite Broadcasting Corp.**...............         10,000         131,250
  Granite Broadcasting Corp. Convertible
    Preferred................................         12,200         805,200
                                                               -------------
                                                                   1,087,975
                                                               -------------
                                                  NUMBER
                                                 OF SHARES         VALUE
                                               -------------   -------------
REAL ESTATE INVESTMENT TRUST -- 2.5%
  Starwood Lodging Trust**...................         12,000   $     319,500
  Trinet Corporate Realty Trust..............         17,000         465,375
                                                               -------------
                                                                     784,875
                                                               -------------
RETAIL DEPARTMENT STORES -- 2.2%
  Dayton-Hudson Corp.........................          4,200         307,125
  Mac Frugals Bargains
    Close-Outs, Inc.**.......................         20,000         335,000
  Michael Anthony Jewelers, Inc.**...........         15,400          46,200
                                                               -------------
                                                                     688,325
                                                               -------------
RETAIL-SPECIALTY -- 1.8%
  Cole National Corp.**......................         20,300         248,675
  Mattel, Inc................................         10,600         307,400
                                                               -------------
                                                                     556,075
                                                               -------------
TELECOMMUNICATION -- 5.5%
  American Mobile Satellite Corp., Inc.**....         13,500         364,500
  AT&T Corp..................................         14,000         791,000
  MCI Communications Corp....................         15,000         360,938
  Sprint Corp................................          6,000         213,000
                                                               -------------
                                                                   1,729,438
                                                               -------------
TOBACCO -- 2.6%
  American Brands, Inc.......................          7,600         319,200
  Philip Morris Companies, Inc...............          6,700         499,988
                                                               -------------
                                                                     819,188
                                                               -------------
    TOTAL COMMON AND CONVERTIBLE STOCKS
      (Cost $26,577,908).....................                     29,951,998
                                                               -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                         BEA U.S. CORE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONCLUDED)
                                AUGUST 31, 1995

                                                    PAR
                                                   (000)           VALUE
                                               -------------   -------------
CORPORATE BONDS -- 2.3%
FINANCIAL -- 0.0%
  Alexander & Alexander
    Services Subordinated Debentures CV
    Sinking Fund (NR, BB-)
    11.00% 04/15/07..........................  $          10   $      10,250
                                                               -------------
TRANSPORTATION -- 2.3%
  Santa Fe Pipeline Holding (Baa3, BBB)
    11.00% 08/15/10..........................            575         718,750
                                                               -------------
    TOTAL CORPORATE BONDS
     (Cost $756,000).........................                        729,000
                                                               -------------
SHORT-TERM INVESTMENT -- 2.7%
  BBH Grand Cayman U.S. Dollar Time Deposit
    4.875% 09/01/95..........................            839         839,000
                                                               -------------
    TOTAL SHORT-TERM INVESTMENT
     (Cost $839,000).........................                        839,000
                                                               -------------

TOTAL INVESTMENTS AT VALUE -- 99.6%
    (Cost $28,172,908*)......................                  $  31,519,998

OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%........................                        123,778
                                                               -------------
NET ASSETS (Applicable to 1,772,254 BEA
  Shares) -- 100.0%..........................                  $  31,643,776
                                                               -------------
                                                               -------------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE ($31,643,776
   DIVIDED BY 1,772,254).....................                         $17.86
                                                               -------------
                                                               -------------

  * Cost for Federal income tax purposes at August 31, 1995 is $28,013,902. The gross appreciation (depreciation) on a tax basis is as follows:

  Gross Appreciation.........................  $ 3,707,590
  Gross Depreciation.........................     (201,494)
                                               -----------
  Net Appreciation...........................  $ 3,506,096
                                               -----------
                                               -----------

 ** Non-income producing securities.
*** Irregular dividend.

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                              BEA U.S. CORE EQUITY

STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 1, 1994 (1) TO
AUGUST 31, 1995

INVESTMENT INCOME
  Dividends..................................  $ 490,351
  Interest...................................     82,406
                                               ---------
    TOTAL INVESTMENT INCOME..................    572,757
                                               ---------
EXPENSES
  Investment advisory fees...................    165,881
  Custodian fees.............................     41,690
  Administration service fees................     33,176
  Registration fees..........................     29,227
  Administration fees........................     27,647
  Transfer agent fees........................     18,406
  Organization expense.......................      5,194
  Printing fees..............................      4,000
  Legal fees.................................      3,233
  Miscellaneous fees.........................      2,500
  Audit fees.................................      2,324
  Insurance expense..........................        750
  Directors fees.............................        200
                                               ---------
                                                 334,228
  Less fees waived...........................   (113,054)
                                               ---------
    TOTAL EXPENSES...........................    221,174
                                               ---------
NET INVESTMENT INCOME........................    351,583
                                               ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments...........  1,004,252
  Net unrealized appreciation on
   investments...............................  3,347,090
                                               ---------
NET GAIN ON INVESTMENTS......................  4,351,342
                                               ---------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................  $4,702,925
                                               ---------
                                               ---------
(1) Commencement of Operations.

STATEMENT OF CHANGES IN NET ASSETS

                                                  FOR THE
                                                  PERIOD
                                               SEPTEMBER 1,
                                                  1994(1)
                                               TO AUGUST 31,
                                                   1995
                                               -------------
Increase in net assets:
Operations:
  Net investment income......................  $    351,583
  Net gain on investments....................     4,351,342
                                               -------------
  Net increase in net assets resulting from
   operations................................     4,702,925
                                               -------------
Distributions to shareholders:
Dividends to shareholders from net investment
 income:
    BEA shares ($.08 per share)..............      (102,838)
                                               -------------
Net capital share transactions...............    27,043,539
                                               -------------
Total increase in net assets.................    31,643,626
Net Assets:
  Beginning of period........................           150
                                               -------------
  End of period..............................  $ 31,643,776
                                               -------------
                                               -------------

(1) Commencement of Operations.

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA U.S. CORE FIXED INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1995

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
CORPORATE BONDS -- 17.4%
AIR TRANSPORT -- 0.3%
  Delta Air Lines, Inc. Debentures (Ba1, BB)
    10.375% 02/01/11.........................  $      230   $     269,388
                                                            -------------
BANKS -- 4.9%+++
  Christiania Bank og Kreditkasse Perpetual
    SubDebentures (NR, NR)+
    6.4375%..................................         600         468,000
  Credit Lyonnais Perpetual Sub Variable Rate
    Note, Rule 144A (Baa2, NR)
    7.00%....................................         360         333,000
  Den Norske Bank A/S Perpetual Sub. FRN (NR,
    NR)+
    6.125%...................................         380         296,704
  Hongkong & Shanghai Banking Corp. Ltd.
    Perpetual Sub. FRN (NR, NR)+
    6.5625% Series 2.........................          50          40,220
    6.25% Series 1...........................         590         476,750
  Lloyds Bank Plc Perpetual Sub. FRN (A1,
    NR)+
    6.0625%..................................         520         438,776
  Midland Bank Plc Perpetual Sub. FRN Series
    1 (A2, A-)+
    6.125%...................................         750         608,363
  Midland Bank Plc Perpetual Sub. FRN Series
    2 (A2, BBB+)+
    6.6875%..................................         430         348,580
  National Westminster Bank Plc Perpetual
    Sub. FRN Series B (A1, A+)+
    6.8125%..................................         590         506,486
  Santander Financial Euro Perpetual FRN (A2,
    NR)+
    6.75%....................................       1,000         890,000

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
BANKS -- (CONTINUED)
  Standard Chartered Bank Perpetual Sub. FRN
    Series 3 (Baa2, NR)+
    5.9625%..................................  $      580   $     432,361
                                                            -------------
                                                                4,839,240
                                                            -------------
BUILDING & BUILDING MATERIALS -- 0.4%
  J.M. Peters Company, Inc., Senior Notes
    (B3, NR)
    12.75% 05/01/02..........................         475         427,500
                                                            -------------
CHEMICALS -- 0.2%
  UCC Investors Holdings Inc. Senior
    Subordinated Notes (B3, B-)++
    12.00% 05/01/05..........................         310         230,950
                                                            -------------
COMMUNICATIONS & MEDIA -- 1.0%
  Adelphia Communications Corp. Senior Notes
    Series B PIK Bonds (B3, B)
    9.50% 02/15/04...........................         310         262,269
  Summit Communications Group Senior
    Subordinated Debentures (B3, BB+)
    10.50% 04/15/05..........................         700         744,625
                                                            -------------
                                                                1,006,894
                                                            -------------
CONSUMER SERVICES -- 0.5%
  Falcon Holdings Group L.P. Senior
    Subordinated Notes PIK Bonds (NR, NR)
    11.00% 09/15/03..........................         486         467,037
                                                            -------------
COSMETICS -- 0.3%
  Revlon Worldwide Corp. Senior Secured
    Debentures, Series B (B3, B-)
    0.00% 03/15/98...........................         480         340,800
                                                            -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA U.S. CORE FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
ENVIRONMENTAL SERVICES -- 0.4%
  EnviroSource, Inc. Senior Notes (B3, B)
    9.75% 06/15/03...........................  $      405   $     370,575
                                                            -------------
FINANCE -- 1.7%
  Ford Motor Credit Corp. Medium Term Notes
    (A2, A)
    4.80% 07/22/96...........................          25          24,718
  General Motors Acceptance Corp. Medium Term
    Notes (A3, BBB+)
    7.25% 07/20/98...........................         145         147,900
    7.375% 04/15/99..........................       1,160       1,187,550
  General Motors Acceptance Corp. Notes (A3,
    BBB+)....................................
    8.625% 06/15/99..........................         100         106,375
    8.40% 10/15/99...........................         200         212,000
                                                            -------------
                                                                1,678,543
                                                            -------------
FINANCIAL SERVICES -- 0.0%
    International Lease Finance Corp. Senior
    Notes (A2, A+)
    6.75% 08/01/97...........................          30          30,263
                                                            -------------
GAS UTILITIES -- 0.1%
  Columbia Gas System Inc. Debentures (B3,
    D)***/****
    10.50% 06/01/12..........................          95         141,194
                                                            -------------
HEALTH -- 0.8%
  Columbia/HCA Health Care Corp. Medium Term
    Notes (A3, BBB+)
    6.63% 07/15/45...........................         750         752,813
                                                            -------------
INDUSTRIAL, MANUFACTURING & PROCESSING -- 0.7%
  Gaylord Container Corp. Senior Subordinated
    Debentures (Caa, B-)++
    12.75% 05/15/05..........................         290         290,000
  PDV America, Inc. Guaranteed Senior Notes
    (Baa3, BB-)
    7.875% 08/01/03..........................         490         447,738
                                                            -------------
                                                                  737,738
                                                            -------------
                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
METALS & MINING -- 0.4%
  Acme Metals Inc. Senior Secured Notes (B1,
    B)++
    13.25% 08/01/04..........................  $      475   $     374,063
                                                            -------------
PAPER & FOREST PRODUCTS -- 0.7%
  Grupo Industrial Durango, S.A. de C.V.
    Yankee Notes
    (B1, BB-)
    12.00% 07/15/01..........................         230         207,575
  P. T. Indah Kiat Pulp & Paper Corp.
    Guaranteed Notes Series B (Ba2, BB)
    11.875% 06/15/02.........................         230         237,188
  P. T. Indah Kiat Pulp & Paper Corp. Rule
    144A Debentures (Ba2, BB)
    8.875% 11/01/00..........................         290         266,438
  Stone Container Corp. First Mortgage Notes
    (B1, B+)
    10.75% 10/01/02..........................          20          20,900
                                                            -------------
                                                                  732,101
                                                            -------------
PUBLISHING -- 1.4%
  Time Warner Inc. Notes
    (Ba1, BBB-)
    8.18% 08/15/07...........................         730         744,600
  Time Warner, Inc. Debenture (Ba1, BBB-)
    9.15% 02/01/23...........................         645         686,119
                                                            -------------
                                                                1,430,719
                                                            -------------
RETAIL -- 0.3%
  Pueblo Xtra International, Inc. Senior
    Notes (B2, B-)
    9.50% 08/01/03...........................         285         273,600
                                                            -------------
STEEL -- 0.2%
  Armco, Inc. Senior Notes
    (B2, B)
    9.375% 11/01/00..........................         180         178,425
                                                            -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA U.S. CORE FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
TELEPHONE -- 1.6%
  New York Telephone Company Debentures (A2,
    A)
    7.00% 08/15/25...........................  $      800   $     752,000
  Nippon Telephone & Telegraph Corp. Notes
    (Aaa, AAA)
    9.50% 07/27/98...........................          50          54,250
  Pacific Bell Telephone & Telegraph
    Debentures (Aa3, AA-)
    7.50% 02/01/33...........................         750         741,563
                                                            -------------
                                                                1,547,813
                                                            -------------
TELEVISION -- 0.8%
  Turner Broadcasting System, Inc. Senior
    Notes (Ba2, BB+)
    7.40% 02/01/04...........................         615         588,863
  Videotron Holdings Yankee Senior Discount
    Notes (B3, B+)++
    11.00% 08/15/05..........................         360         211,500
                                                            -------------
                                                                  800,363
                                                            -------------
TRANSPORTATION -- 0.1%
  NWA Trust Subordinated Notes Series D (NR,
    NR)
    13.875% 06/21/08.........................         110         125,400
                                                            -------------
UTILITIES -- 0.6%
  Long Island Lighting Debentures (Ba1, BB+)
    6.25% 07/15/01...........................         260         242,775
    8.90% 07/15/19...........................         330         317,213
                                                            -------------
                                                                  559,988
                                                            -------------
    TOTAL CORPORATE BONDS
      (Cost $17,070,529).....................                  17,315,407
                                                            -------------
FOREIGN GOVERNMENT BONDS -- 3.9%
  Central Bank of Argentina Series 89B Bonex
    (B1, BB-)+
    5.9375% 12/28/99.........................         110          64,449
                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
  Central Bank of the Philippines Par Bonds
    Step-Up Coupon, Series B (NR, NR)+
    5.75% 12/01/17...........................  $      500   $     368,438
  Federal Republic of Brazil Interest Due
    Bonds FRN (B1, NR)+
    6.6875% 01/01/01.........................       1,188         981,914
  Republic of Argentina (B2, BB-)
    7.3125% 03/31/05.........................         500         305,625
  Republic of Argentina Step-Up Par Bonds
    Series L
    (B2, BB-)+
    5.00% 03/31/23...........................         500         236,250
  Republic of Bulgaria Discount Bonds Tranche
    A (NR, NR)+
    6.75% 07/28/24...........................         600         300,375
  Republic of Ecuador Step-Up Par Bonds (NR,
    NR)
    3.00% 02/28/25...........................       1,650         534,188
  Republic of Italy Global Bond (A1, AA)
    6.875% 09/27/23..........................         855         770,569
  Republic of Turkey Yankee Notes (Ba3, B+)
    9.00% 06/15/99...........................          30          29,175
  The Polish People's Republic Discount Bonds
    FRN
    (NR, NR)+
    7.125% 10/27/24..........................         425         323,797
                                                            -------------
    TOTAL FOREIGN GOVERNMENT BONDS
      (Cost $3,847,051)......................                   3,914,780
                                                            -------------
AGENCY OBLIGATIONS -- 36.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION
FHLMC -- 5.1%
    6.00% 05/01/99...........................         412         408,746
    6.00% 06/01/99...........................          24          23,907
    6.00% 11/01/99...........................          74          73,586

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA U.S. CORE FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
    7.00% 08/01/00...........................  $      133   $     134,052
  FHLMC 15 Year Gold Balloon TBA**
    7.00% 12/15/10...........................       4,350       4,362,234
                                                            -------------
                                                                5,002,525
                                                            -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 19.7%
  FNMA
    7.50% 01/01/00...........................          81          82,395
    7.50% 09/01/01...........................         838         853,695
    7.50% 09/01/01...........................         549         559,506
    6.00% 10/01/01...........................       1,725       1,688,970
    6.50% 11/01/01...........................         528         525,507
    7.50% 12/01/22...........................          73          74,759
    8.00% 12/01/22...........................         629         642,352
    6.00% 12/01/23...........................         273         256,088
    6.00% 01/01/24...........................         723         678,521
    6.00% 04/01/24...........................         324         303,872
    8.00% 05/01/24...........................         313         319,505
    8.00% 06/01/24...........................         413         421,765
    8.00% 11/01/24...........................         874         892,393
    6.00% 02/01/25...........................       3,021       2,835,403
    8.00% 06/01/25...........................          50          51,038
    7.00% 07/01/25...........................          27          26,763
    8.00% 07/01/25...........................       5,056       5,164,909
    8.00% 08/01/25...........................         172         175,879
    7.00% 09/01/25...........................         873         857,650
  FNMA (TBA)**
    6.50% 01/15/02...........................       1,925       1,914,172
  FNMA Balloon
    7.50% 07/01/00...........................          85          86,804
    7.50% 06/01/01...........................         119         121,549
    7.50% 09/01/01...........................         572         583,257
  FNMA 1991-165 Class M
    8.25% 12/25/21...........................          13          13,390
  FNMA 1994-3 Class SA
    3.2742% 01/25/24.........................         801         419,097
                                                            -------------
                                                               19,549,239
                                                            -------------
                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.1%
  GNMA
    8.25% 08/15/04...........................  $        1   $       1,444
    9.00% 11/15/04...........................           2           2,249
    9.00% 12/15/04...........................           2           1,888
    8.25% 04/15/06...........................           3           3,042
    7.00% 09/01/08...........................         476         479,125
    7.00% 11/15/08...........................         446         448,934
    6.00% 01/15/09...........................         497         483,160
    7.00% 02/01/09...........................         211         212,095
    7.00% 03/15/09...........................         469         471,726
    6.00% 04/15/09...........................         342         331,802
    7.00% 04/15/09...........................         442         444,264
    7.00% 05/01/09...........................         361         362,696
    6.00% 05/15/09...........................         278         270,047
    13.05% 07/15/14..........................           1           1,603
    9.00% 08/15/21...........................       1,299       1,365,212
    8.00% 02/15/22...........................         465         476,857
    8.00% 03/15/22...........................         319         327,135
    8.00% 05/15/22...........................          14          14,676
    8.00% 06/15/22...........................         362         371,925
    8.00% 09/15/22...........................         484         497,292
    8.00% 11/15/22...........................         432         443,077
    8.00% 09/15/23...........................         339         348,393
    8.00% 08/15/24...........................         480         492,593
    8.00% 11/15/24...........................          25          25,712
    8.00% 03/15/25...........................          25          25,633
    8.00% 07/15/23...........................       1,086       1,114,850
                                                            -------------
                                                                9,017,430
                                                            -------------
MISCELLANEOUS -- 2.1%
  Hydro-Quebec Guaranteed Debentures (A2, A+)
    13.25% 10/15/10..........................         100         105,250
  National Archive Facility Trust COP (Aaa,
    AAA)
    8.50% 09/01/19...........................         408         463,409
  Tennessee Valley Authority Debentures (NR,
    NR)
    6.235% 07/15/45..........................       1,550       1,553,875
                                                            -------------
                                                                2,122,534
                                                            -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA U.S. CORE FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
MISCELLANEOUS -- (CONTINUED)
    TOTAL AGENCY OBLIGATIONS
      (Cost $34,887,855).....................               $  35,691,728
                                                            -------------
ASSET-BACKED SECURITIES -- 1.9%
  Goldome Credit Corp. Home Equity Trust
    Series 1990-1, Class A (Aa2, AA)
    10.00% 07/15/15..........................  $       17          18,129
  Green Tree Financial Corporation
    Manufactured Housing Contract Series
    1995-5 Class A-3 (Aaa, AAA)
    6.25% 10/15/25...........................         390         384,624
  Green Tree Financial Corporation
    Manufactured Housing Contract Series
    1995-6 Class A-2
    6.40% 08/15/25...........................       1,450       1,443,823
                                                            -------------
    TOTAL ASSET-BACKED SECURITIES
      (Cost $1,848,229)......................                   1,846,576
                                                            -------------
COLLATERALIZED MORTGAGED BACKED SECURITIES -- 0.0%
  Collateralized Mortgage Obligation Trust
    REMIC Series 54-C (Aaa, AAA)
    9.25% 11/01/13...........................           3           3,767
  Ryland Acceptance Corp. REMIC Series 1985,
    Class D (Aaa, AAA)
    9.25% 04/01/12...........................           8           8,105
                                                            -------------
    TOTAL COLLATERALIZED MORTAGAGE BACKED
      SECURITIES
      (Cost $11,819)                                               11,872
                                                            -------------
                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
MUNICIPAL BONDS -- 1.9%
  New York State Local Assistance Corp.
    Revenue Bonds Series C (A, A)
    5.50% 04/01/18...........................  $      950   $     891,813
  Salt River Project Agricultural Improvement
    & Power District Revenue Bonds Series C
    (Aa, AA)
    5.00% 01/01/13...........................         490         450,188
  South Carolina State Public Service
    Authority Revenue Bonds Series C (Aaa,
    AAA)
    5.00% 01/01/25...........................         650         566,313
                                                            -------------
    TOTAL MUNICIPAL BONDS
      (Cost $1,918,488)                                         1,908,314
                                                            -------------
UNITED STATES TREASURY OBLIGATIONS -- 39.3%
U.S. TREASURY BILLS -- 5.0%
    5.36% 10/12/95...........................       5,000       4,969,478
                                                            -------------
U.S. TREASURY BONDS -- 16.5%
    11.625% 11/15/04.........................       1,600       2,181,216
    10.75% 08/15/05..........................       5,600       7,372,904
    7.875% 02/15/21..........................       4,570       5,178,677
    7.125% 02/15/23..........................       1,600       1,674,448
                                                            -------------
                                                               16,407,245
                                                            -------------
U.S. TREASURY NOTES -- 17.4%
    6.00% 12/31/97...........................       2,600       2,608,684
    7.25% 02/15/98...........................       3,000       3,091,890
    5.375% 05/31/98..........................       4,350       4,290,188
    6.75% 05/31/99...........................       5,550       5,681,645
    7.75% 11/30/99...........................         125         132,789
    7.50% 11/15/01...........................         225         240,325
    6.25% 02/15/03...........................       1,185       1,184,241
                                                            -------------
                                                               17,229,762
                                                            -------------
U.S. TREASURY STRIP NOTES -- 0.4%
11/15/04.....................................         780         433,641
                                                            -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA U.S. CORE FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONCLUDED)
                                AUGUST 31, 1995

                                                  PAR
                                                 (000)          VALUE
                                               ----------   -------------
    TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $38,223,479)                                    $  39,040,126
                                                            -------------
LOAN PARTICIPATION AGREEMENTS *** -- 0.3%
BANKS -- 0.3%
  Bank of Foreign Economic Affairs of the
    USSR (Vnesheconombank Bank Participation
    Loan)....................................  $    1,350         267,930
                                                            -------------
    TOTAL LOAN PARTICIPATION AGREEMENTS
      (Cost $272,447)                                             267,930
                                                            -------------
SHORT-TERM INVESTMENT -- 4.9%
  BBH Grand Cayman U.S. Dollar Time Deposit
    4.875% 09/01/95..........................       4,835       4,835,000
                                                            -------------
    TOTAL SHORT-TERM INVESTMENT
      (Cost $4,835,000)                                         4,835,000
                                                            -------------
                                               NUMBER OF
                                                 SHARES
                                               ----------
WARRANTS *** -- 0.0%
  J.M. Peters Company, Inc. Warrants Expiring
    05/01/02.................................       1,817             909
                                                            -------------
    TOTAL WARRANTS
      (Cost $1,000)                                                   909
                                                            -------------
TOTAL INVESTMENTS AT VALUE -- 105.6%
  (Cost $102,915,897)....................................     104,832,642
INVESTMENT SECURITIES PURCHASED
  PAYABLE -- (8.0%)..........................                  (7,932,468)
OTHER ASSETS IN EXCESS OF LIABILITIES --
  2.4%.......................................                   2,349,665
                                                            -------------
NET ASSETS (Applicable to 6,438,315 BEA Shares) --
  100.0%.................................................   $  99,249,839
                                                            -------------
                                                            -------------
                                                                VALUE
                                                            -------------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($99,249,839  DIVIDED BY 6,438,315)                              $15.42
                                                            -------------
                                                            -------------

   * Cost for Federal income tax purposes at August 31, 1995 is $102,933,859. The gross appreciation (depreciation) on a tax basis is as follows:

Gross Appreciation...........................  $2,151,794
Gross Depreciation...........................    (253,011)
                                               ----------
Net Appreciation.............................  $1,898,783
                                               ----------
                                               ----------

  ** Securities were acquired on a delayed delivery basis.

 *** Non-income producing securities.

**** Securites currently in default.
   + Variable Rate Obligations -- The interest rate shown is the rate as of August 31, 1995.

  ++ Step Bonds -- The interest rate as of August 31, 1995 is 0% and will reset to interest rate shown at a future date.

 +++ Securities have no stated final maturity date.

The Moody's Investors Service, Inc. and Standard & Poor's Corporations ratings indicated the most recent ratings available at August 31, 1995 and are unaudited.

                            INVESTMENT ABBREVIATIONS

COP...........................  Certificates of Participation
FRB...........................  Floating Rate Bond
FRN...........................  Floating Rate Note
PIK...........................  Pay in Kind
TBA...........................  To be Announced

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA U.S. CORE FIXED INCOME PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
AUGUST 31, 1995

INVESTMENT INCOME
  Interest...................................  $ 4,731,575
                                               -----------
EXPENSES
  Investment advisory fees...................      254,475
  Administration service fees................      101,790
  Administration fees........................       84,825
  Custodian fees.............................       54,084
  Registration fees..........................       29,693
  Transfer agent fees........................       19,852
  Audit fees.................................        7,700
  Printing fees..............................        5,476
  Miscellaneous fees.........................        5,000
  Legal fees.................................        3,930
  Organization expense.......................        3,880
  Insurance expense..........................        1,100
  Directors fees.............................          800
                                               -----------
                                                   572,605
  Less fees waived...........................     (233,305)
                                               -----------
    TOTAL EXPENSES...........................      339,300
                                               -----------
NET INVESTMENT INCOME........................    4,392,275
                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) from:
    Security transactions....................    1,136,894
    Foreign exchange transactions............      (17,441)
                                               -----------
                                                 1,119,453
                                               -----------
  Net unrealized appreciation from:
    Investments..............................    2,393,992
    Translation of assets and liabilities in
     foreign currencies......................       10,933
                                               -----------
                                                 2,404,925
                                               -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS...............................    3,524,378
                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $ 7,916,653
                                               -----------
                                               -----------

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE
                                                                 PERIOD
                                                 FOR THE        APRIL 1,
                                                YEAR ENDED      1994(1)
                                                AUGUST 31,     TO AUGUST
                                                   1995         31, 1994
                                               ------------   ------------

Increase (decrease) in net assets:
Operations:
  Net investment income......................  $ 4,392,275    $   859,203
  Net gain (loss) on investments and foreign
   currency..................................    3,524,378       (854,633)
                                               ------------   ------------
  Net increase in net assets resulting from
   operations................................    7,916,653          4,570
                                               ------------   ------------
Distributions to shareholders:
Dividends to shareholders from net investment
 income:
    BEA shares ($.84 and $.25, respectively,
     per share)..............................   (3,353,829)      (491,074)
                                               ------------   ------------
Net capital share transactions...............   64,671,197     30,502,172
                                               ------------   ------------
Total increase in net assets.................   69,234,021     30,015,668
                                               ------------   ------------
Net Assets:
  Beginning of year..........................   30,015,818            150
                                               ------------   ------------
  End of year................................  $99,249,839    $30,015,818
                                               ------------   ------------
                                               ------------   ------------


(1) Commencement of Operations.

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                       BEA GLOBAL FIXED INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1995

                                                    PAR
                                                   (000)           VALUE
                                               -------------   -------------
INTERNATIONAL BONDS -- 56.0%
ARGENTINA -- 1.6%
  Republic of Argentina FRB
    (B2, BB-)
    7.3125% 03/31/05....................       $         500   $     305,625
                                                               -------------
AUSTRALIA -- 3.9%
  Queensland Treasury Corp. Global Bonds
    (NR, NR) 8.00% 07/14/99.............  AUD            630         468,615
  Treasury Corporation of Victoria
    Global Bonds (Aa2, AA) 8.25%
    10/15/03............................                 420         297,442
                                                               -------------
                                                                     766,057
                                                               -------------
BRAZIL -- 3.1%
  Companhia Petroleo Ipiranga Notes,
    Step-Up Coupon (NR, NR)
    8.625% 02/25/02.....................       $         285         272,175
  Federal Republic of Brazil
    Capitalization Bonds
    (NR, NR)
    8.00% 04/15/14......................                 260         129,187
  Federal Republic of Brazil Interest
    Due Bonds FRN
    (B1, NR)+
    6.875% 01/01/01.....................                 238         196,383
                                                               -------------
                                                                     597,745
                                                               -------------
BULGARIA -- 0.6%
  Republic of Bulgaria Discount Bonds
    Tranche A (NR, NR)+
    6.75% 07/28/24......................                 250         125,156
                                                               -------------
CANADA -- 2.9%
  Government of Canada Debentures (NR,
    NR)
    8.75% 12/01/05......................  CND            725         567,951
                                                               -------------

                                                    PAR
                                                   (000)           VALUE
                                               -------------   -------------
DENMARK -- 0.8%
  Kingdom of Denmark Government Bonds
    (NR, NR)
    8.00% 03/15/06......................       $         915   $     158,657
                                                               -------------
FRANCE -- 6.2%
  Republic of France Treasury
    Bonds-O.A.T.
    (Aaa, NR)
    7.25 04/25/05.......................   FF          6,050       1,210,671
                                                               -------------
GERMANY -- 9.7%
  Federal Republic of Germany Eurobonds
    (Aaa, NR) 7.25% 10/21/02............  DEM          2,680       1,903,850
                                                               -------------
INDONESIA -- 0.9%
  P.T. Indah Kiat Pulp & Paper Corp.
    Rule 144A Debentures (Ba2, BB)
    8.875% 11/01/00.....................       $         200         183,750
                                                               -------------
ITALY -- 2.5%
  Republic of Italy Bonds (A1, NR)
    9.00% 10/01/03......................  ITL        900,000         483,823
                                                               -------------
MOROCCO -- 1.6%
  The Kingdom of Morocco, Tranche A Bank
    Participation Loan (NR, NR)+
    6.6875% 01/01/09....................       $         500         306,562
                                                               -------------
POLAND -- 1.3%
  The Polish People's Republic Discount
    Bonds FRN (NR, NR)+
    7.125% 10/27/24.....................                 345         262,847
                                                               -------------
RUSSIA** -- 0.4%
  Bank of Foreign Economic Affairs of the
   USSR (Vneshekonombank Bank Participation
   Loan).....................................            450          89,310
                                                               -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                       BEA GLOBAL FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                    PAR
                                                   (000)           VALUE
                                               -------------   -------------
INTERNATIONAL BONDS -- (CONTINUED)
SPAIN -- 3.0%
  Kingdom of Spain Debentures (NR, NR)
    10.25% 11/30/98.....................  ESP         74,000   $     587,047
                                                               -------------
SUPRANATIONAL -- 9.5%
  International Bank For Reconstruction
    & Development Eurobonds (Aaa, AAA)
    5.25% 03/20/02......................  JPY        161,000       1,868,382
                                                               -------------
SWEDEN -- 2.0%
  Nordic Investment Bank Global Notes
    (Aaa, AAA) 6.25% 02/08/99...........  SEK          3,210         392,353
                                                               -------------
TURKEY -- 0.1%
  Republic of Turkey Yankee Notes (Ba3,
    B+)
    9.00% 06/15/99......................       $          25          24,312
                                                               -------------
UNITED KINGDOM -- 4.6%
  U.K. Treasury Eurobonds (Aaa, NR)
    8.50% 07/16/07......................  GBP            563         896,912
                                                               -------------
VENEZUELA -- 1.3%
  Republic of Venezuela Debt Conversion
    Bonds Series DL (Ba2, NR)+
    6.8125% 12/18/07....................       $         500         247,188
                                                               -------------
  TOTAL INTERNATIONAL BONDS
   (Cost $10,849,904)........................                     10,978,198
                                                               -------------
UNIITED STATES TREASURY OBLIGATIONS -- 29.3%
U.S. TREASURY BONDS -- 24.2%
  11.62% 11/15/04.......................                 480         654,365
                                                    PAR
                                                   (000)           VALUE
                                               -------------   -------------
U.S. TREASURY BONDS -- (CONTINUED)
  10.75% 08/15/05.......................               2,690       3,541,627
  7.875% 02/15/21.......................       $         480   $     543,931
                                                               -------------
                                                                   4,739,923
                                                               -------------
U.S. TREASURY STRIP NOTES -- 0.7%
  11/15/04..............................                 240         133,428
                                                               -------------
U.S. TREASURY NOTES -- 4.4%
  5.375% 05/31/98.......................                 155         152,869
  6.25% 02/15/03........................                 700         699,559
                                                               -------------
                                                                     852,428
                                                               -------------
  TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,596,809)....................                           5,725,779
                                                               -------------
SHORT-TERM INVESTMENT -- 11.4%
  BBH Grand Cayman U.S. Dollar Time
   Deposit
   4.875% 09/01/95......................               2,221       2,221,000
                                                               -------------
  TOTAL SHORT-TERM
   INVESTMENT
   (Cost $2,221,000)....................                           2,221,000
                                                               -------------
  TOTAL INVESTMENTS AT VALUE
    (Cost $18,667,713*) -- 96.7%.............                  $  18,924,977
  OTHER ASSETS IN EXCESS OF LIABILITIES --
    3.3%.....................................                        639,850
                                                               -------------
  NET ASSETS (Applicable to 1,248,179
    BEA Shares) -- 100.0%....................                  $  19,564,827
                                                               -------------
                                                               -------------
  NET ASSET VALUE, OFFERING PRICE AND
    REDEMPTION PRICE PER SHARE
    ($19,564,827  DIVIDED BY 1,248,179)......                  $       15.67
                                                               -------------
                                                               -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                       BEA GLOBAL FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONCLUDED)
                                AUGUST 31, 1995

                      * Also cost for Federal income tax
                        purposes at August 31, 1995. The
                        gross appreciation on a tax basis
                        is as follows:

    Gross Appreciation.......................  $  471,375
    Gross Depreciation.......................    (214,111)
                                               ----------
    Net Appreciation.........................  $  257,264
                                               ----------
                                               ----------

                      ** Non-Income Producing.

                       + Variable Rate Obligations -- The
                         interest rate shown is the rate as
                         of August 31, 1995.

                     The  Moody's  Investors  Service, Inc.
                     and Standard  &  Poor's  Corporation's
                     ratings  indicated are the most recent
                     ratings available  at  August  31,1995
                     and are unaudited.

                             CURRENCY ABBREVIATIONS

AUD...........................  Australian Dollars
CND...........................  Canadian Dollars
DEM...........................  German Deutschemarks
ESP...........................  Spanish Pesetas
FF............................  French Francs
GBP...........................  United Kingdom Pounds
ILT...........................  Italian Lira
JPY...........................  Japanese Yen
SEK...........................  Swedish Krona

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                       BEA GLOBAL FIXED INCOME PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
AUGUST 31, 1995

INVESTMENT INCOME
  Interest...................................  $1,402,027
                                               ----------
EXPENSES
  Investment advisory fees...................      87,472
  Custodian fees.............................      39,041
  Administration service fees................      26,242
  Administration fees........................      21,868
  Transfer agent fees........................      19,546
  Registration fees..........................      13,953
  Organization expense.......................       5,682
  Miscellaneous fees.........................       4,267
  Printing fees..............................       3,499
  Audit fees.................................       3,000
  Legal fees.................................       2,408
  Insurance expense..........................         350
  Directors fees.............................         301
                                               ----------
                                                  227,629
  Less fees waived...........................     (93,925)
  Less expense reimbursement.................      (2,497)
                                               ----------
    TOTAL EXPENSES...........................     131,207
                                               ----------
NET INVESTMENT INCOME........................   1,270,820
                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) from:
    Security transactions....................     188,940
    Foreign exchange transactions............     (23,628)
                                               ----------
                                                  165,312
                                               ----------
  Net unrealized appreciation from:
    Investments..............................     315,935
    Translation of assets and liabilities in
     foreign currencies......................      85,307
                                               ----------
                                                  401,242
                                               ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS...............................     566,554
                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $1,837,374
                                               ----------
                                               ----------

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE
                                                                PERIOD
                                                 FOR THE       JUNE 28,
                                                YEAR ENDED      1994(1)
                                                AUGUST 31,     TO AUGUST
                                                   1995        31, 1994
                                               ------------   -----------
Increase (decrease) in net assets:
Operations:
  Net investment income......................  $ 1,270,820    $   63,522
  Net gain (loss) on investments and foreign
   currency transactions.....................      566,554       (63,312)
                                               ------------   -----------
  Net increase in net assets resulting from
   operations................................    1,837,374           210
                                               ------------   -----------
Distributions to shareholders:
Dividends to shareholders from net investment
 income:
    BEA shares ($.88 per share)..............     (924,756)           --
                                               ------------   -----------
Net capital share transactions...............   12,351,849     6,300,000
                                               ------------   -----------
Total increase in net assets.................   13,264,467     6,300,210
Net Assets:
  Beginning of year..........................    6,300,360           150
                                               ------------   -----------
  End of year................................  $19,564,827    $6,300,360
                                               ------------   -----------
                                               ------------   -----------


(1) Commencement of Operations.

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA STRATEGIC FIXED INCOME PORTFOLIO
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
CORPORATE BONDS -- 62.6%
BANKS AND SAVINGS & LOANS -- 0.5%
  Banco Nacional de Desenvolvimento Economico
    e Social Notes (NR, NR)
    6.00% 09/15/96...........................  $        810   $     781,264
                                                              -------------
BUILDING & BUILDING MATERIALS -- 2.1%
  J.M. Peters Company, Inc. Senior Notes (B3,
    NR)
    12.75% 05/01/02..........................         3,600       3,240,000
                                                              -------------
COMMUNICATIONS & MEDIA -- 2.9%
  Adelphia Communications Corp. Senior Notes,
    Series B PIK Bonds (B3, B)
    9.50% 02/15/04...........................         5,292       4,478,010
                                                              -------------
CONSUMER SERVICES -- 2.1%
  Falcon Holdings Group L.P. Senior
    Subordinated Notes PIK Bonds (NR, NR)
    11.00% 09/15/03..........................         3,421       3,288,436
                                                              -------------
COSMETICS -- 2.1%
  Revlon Worldwide Corp. Senior Secured
    Debentures, Series B (B3, B-)
    0.00% 03/15/98...........................         4,400       3,124,000
                                                              -------------
ELECTRIC UTILITIES -- 4.0%
  Cleveland Electric Illuminating Company 1st
    Mortgage Bonds (Ba2, BB)
    9.50% 05/15/05...........................         3,700       3,769,375
  Midland Funding Corp. I
    Lease-Backed Certificates, Series C-91
    (Ba3, BB-)
    10.33% 07/23/02..........................         2,276       2,353,267
                                                              -------------
                                                                  6,122,642
                                                              -------------

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
ENVIRONMENTAL SERVICES -- 1.9%
  EnviroSource, Inc. Senior Notes (B3, B)
    9.75% 06/15/03...........................  $      3,155   $   2,886,825
                                                              -------------
FINANCIAL SERVICES -- 1.5%
  Fifth Mexican Acceptance Corp. Rule 144A
    Notes Tranche A (NR, NR)*
    8.00% 12/15/98...........................         5,040       2,268,000
                                                              -------------
FOOD & BEVERAGES -- 2.7%
  Fresh del Monte Produce Yankee Senior Notes
    (B3, CCC+)
    10.00% 05/01/03..........................         5,135       4,217,119
                                                              -------------
GAS UTILITIES -- 4.8%
  Columbia Gas System, Inc. Debentures (B3,
    D)**/*** 10.50% 06/01/12.................         4,445       6,606,381
  Columbia Gas System, Inc. Medium Term Notes
    (B3, D)**/***
    9.07% 01/12/00...........................           350         512,313
    9.25% 09/30/04...........................           135         199,294
                                                              -------------
                                                                  7,317,988
                                                              -------------
HEALTH CARE -- 2.3%
  General Medical Corp. Subordinated
    Debentures, Series A PIK Bonds (B3, B-)
    12.125% 08/15/05.........................         3,493       3,601,783
                                                              -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA STRATEGIC FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
INDUSTRIAL, MANUFACTURING & PROCESSING -- 16.6%
  Arcadian Partners, L.P. Senior Notes,
    Series B (B2, BB-)
    10.75% 05/01/05..........................  $      5,330   $   5,603,163
  Bell Cablemedia PLC Yankee Discount Bonds
    (B2, B+)++
    11.95% 07/15/04..........................         5,350       3,477,500
  Bombril S.A. Notes, Series XW (NR, NR)
    8.00% 08/26/98...........................         3,350       2,872,625
  Companhia Petroleo Ipiranga Notes Step-Up
    Coupon (NR, NR)
    8.625% 02/25/02..........................           850         811,750
  Companhia Petroleo Ipiranga Rule 144A Notes
    (NR, NR)
    8.625% 02/25/02..........................         2,740       2,616,700
  Crown Packaging Holdings Senior
    Subordinated Notes, Series B (Caa, NR)++
    12.25% 11/01/03..........................         3,800       1,790,750
  Essar Gujarat Rule 144A Debenture FRN (NR,
    NR)+
    8.40% 07/15/99...........................         1,250       1,243,250
  Exide Corp. Senior Subordinated Debentures
    (B2, B+)++
    12.25% 12/15/04..........................         2,750       2,244,688
  Gaylord Container Corp. Senior
    Subordinated Debentures
    (Caa, B-)++
    12.75% 05/15/05..........................         4,680       4,680,000
  Grupo Mexicano de Desarrollo
    Rule 144A Notes (B3, NR)
    8.25% 02/17/01...........................           410         200,900
                                                              -------------
                                                                 25,541,326
                                                              -------------
METALS & MINING -- 3.4%
  Acme Metals Inc.
    Secured Notes (B1, B)++
    13.50% 08/01/04..........................         6,725       5,295,938
                                                              -------------
                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
PAPER & FOREST PRODUCTS -- 9.4%
  Grupo Industrial Durango, S.A. de C.V.
    Yankee Notes (B1, BB-)
    12.00% 07/15/01..........................  $      3,450   $   3,113,625
  P.T. Indah Kiat Pulp & Paper Corp.
    Debentures (Ba2, BB)
    8.875% 11/01/00..........................           630         578,807
  P.T. Indah Kiat Pulp & Paper Corp.
    Guaranteed Notes, Series B (Ba2, BB)
    11.875% 06/15/02.........................         1,150       1,185,938
  P.T. Indah Kiat Pulp & Paper Corp. Rule
    144A Debentures (Ba2, BB)
    8.875% 11/01/00..........................         2,625       2,411,719
  Stone Container Corp. Senior Notes (B1, B+)
    9.875% 02/01/01..........................         3,080       3,056,900
  Stone Container Corp. Subordinated
    Debentures (B3, B)
    12.125% 09/15/01.........................         3,975       4,054,500
                                                              -------------
                                                                 14,401,489
                                                              -------------
RETAIL -- 0.7%
  Pueblo Xtra International, Inc. Senior
    Notes (B2, B-)
    9.50% 08/01/03...........................         1,060       1,017,600
                                                              -------------
STEEL -- 0.0%
  Armco, Inc. Senior Notes (B2, B)
    9.375% 11/01/00..........................            70          69,388
                                                              -------------
TELECOMMUNICATIONS & EQUIPMENT -- 2.2%
  Cablevision Industries Corp.,
    Senior Debentures Series B (B1, BB-)
    9.25% 04/01/08...........................         3,245       3,378,856
                                                              -------------
TRANSPORTATION -- 3.4%
  NWA Trust Subordinated Notes, Series D (NR,
    NR)
    13.875% 06/21/08.........................         4,540       5,175,600
                                                              -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA STRATEGIC FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
  TOTAL CORPORATE BONDS (Cost $97,754,220)...                 $  96,206,264
                                                              -------------
FOREIGN GOVERNMENT BONDS -- 22.0%
  Central Bank of Nigeria Par Bonds (NR, NR)+
    6.25% 11/15/20...........................  $      6,500       2,843,750
  Central Bank of the Philippines Par Bonds
    Step-Up Coupon, Series B (NR, NR)+
    5.75% 12/01/17...........................         6,500       4,789,688
  Federal Republic of Brazil Capitalization
    Bonds (NR, NR)
    8.00% 04/15/14...........................         3,120       1,550,250
  Federal Republic of Brazil Interest Due
    Bonds FRN (B1, NR)
    6.6875% 01/01/01.........................         6,650       5,498,719
  Republic of Argentina FRB (B2, BB)+
    7.3125% 03/31/05.........................         4,500       2,750,625
  Republic of Argentina Step-Up Par Bonds
    Series L (B2, BB-)+
    5.00% 03/31/23...........................         3,500       1,653,750
  Republic of Bulgaria Discount Bonds,
    Tranche A (NR, NR)+
    6.75% 0728/24............................         5,250       2,628,281
  Republic of Ecuador Discount Bonds FRN (NR,
    NR)
    6.8125% 02/28/25.........................         4,150       2,062,031
  Republic of Turkey Yankee Notes (Ba3, B+)
    9.00% 06/15/99...........................         1,515       1,473,338
  Republic of Venezuela Debt Conversion Bonds
    Series DL (Ba2, NR)+
    6.8125% 12/18/07.........................         6,250       3,089,844
                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
  The Polish People's Republic Discount Bonds
    FRN (NR, NR)+
    7.125% 10/27/24..........................  $      3,825   $   2,914,172
  United Mexican States Par Bonds, Series B
    (Ba3, BB)
    6.25% 12/31/19...........................           750         455,156
  United Mexican States Rule 144A Debentures
    FRN (Ba2, BB)
    11.1875% 07/21/97........................         2,040       2,083,350
                                                              -------------
  TOTAL FOREIGN
   GOVERNMENT BONDS
   (Cost $35,596,846)........................                    33,792,954
                                                              -------------
LOAN PARTICIPATION AGREEMENTS -- 3.9%
  The Kingdom of Morocco Tranche A Bank
    Participation Loan (NR, NR)+
    6.6875% 01/01/09.........................         6,000       3,678,750
  Bank of Foreign Economic Affairs of the
   USSR (Vneshekonombank Bank Participation
   Loan)**...................................         8,000       2,377,500
                                                              -------------
  TOTAL LOAN PARTICIPATION AGREEMENTS
   (Cost $6,718,565).........................                     6,056,250
                                                              -------------
UNITED STATES TREASURY OBLIGATIONS -- 9.4%
  U.S. TREASURY BILLS -- 1.3%
  5.41% 09/21/95.............................         2,000       1,993,989
                                                              -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA STRATEGIC FIXED INCOME PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONCLUDED)
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
  U.S. TREASURY BONDS -- 7.8%
  11.625% 11/15/04...........................  $        950   $   1,295,097
  10.75% 08/15/05............................         7,700      10,137,743
  7.125% 02/15/23............................           600         627,918
                                                              -------------
                                                                 12,060,758
                                                              -------------
  U.S. TREASURY NOTES -- 0.1%
  6.25 02/15/03..............................            80          79,950
                                                              -------------
  U.S. TREASURY STRIP NOTES -- 0.2%
  11/15/04...................................           480         266,856
                                                              -------------
  TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $13,752,073).......................                    14,401,553
                                                              -------------
SHORT-TERM INVESTMENT -- 0.3%
  BBH Grand Cayman U.S. Dollar Time Deposit
   4.875% 09/01/95...........................           467         467,000
                                                              -------------
  TOTAL SHORT-TERM
   INVESTMENT
   (Cost $467,000)...........................                       467,000
                                                              -------------
                                                     NUMBER
                                                  OF SHARES
                                               ------------
RIGHTS/WARRANTS ** -- 0.1%
  J.M. Peters Company, Inc. Warrants
   Expiring 05/01/02.........................        28,440          14,220
  Uniroyal Technology Warrants Expiring
   06/01/03..................................        43,500         130,500
                                                              -------------
  TOTAL RIGHTS/WARRANTS (Cost $102,644)......                       144,720
                                                              -------------
TOTAL INVESTMENTS AT VALUE
  (Cost $154,391,348) -- 98.3%.............................   $ 151,068,741
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.7%......................................       2,552,216
                                                              -------------
                                                                  VALUE
                                                              -------------
NET ASSETS (Applicable to
  9,774,166 BEA Shares) -- 100.0%..........................   $ 153,620,957
                                                              -------------
                                                              -------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE
  ($153,620,957 DIVIDED BY 9,774,166)......................          $15.72
                                                              -------------
                                                              -------------
REDEMPTION PRICE PER SHARE
  ($15.72 X .9975).........................................          $15.68
                                                              -------------
                                                              -------------

  * Cost for Federal income tax purposes at August 31, 1995 is $154,659,321. The gross appreciation (depreciation) on a tax basis is as follows:

  Gross Appreciation.........................  $  5,105,077
  Gross Depreciation.........................    (8,695,657)
                                               ------------
  Net Depreciation...........................  $ (3,590,580)
                                               ------------
                                               ------------

  * Guaranteed by Grupo Sidek, S.A. de C.V. and Grupo Situr, S.A. de C.V.

 ** Non-income Producing Securities.

*** Securities currently in Default

  + Variable Rate Obligations -- The rate shown is the rate as of August 31,
    1995.

 ++ Step Bonds -- The interest rate as of August 31, 1995 is 0% and will reset to interest rate shown at a future date.

The Moody's Investors Service, Inc. and Standard & Poor's Corporation's ratings indicated are the most recent ratings available at August 31, 1995 and are unaudited.

                            INVESTMENT ABBREVIATIONS

    FRB.......................  Floating Rate Bonds
    FRN.......................  Floating Rate Notes
    PIK.......................  Pay in Kind

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                      BEA Strategic Fixed Income Portfolio

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
AUGUST 31, 1995

INVESTMENT INCOME
  Interest...................................  $   14,842,996
                                               --------------
EXPENSES
  Investment advisory fees...................       1,002,002
  Administration Service fees................         214,715
  Administration fees........................         179,304
  Custodian fees.............................          35,057
  Registration fees..........................          22,100
  Audit fees.................................          21,617
  Transfer agent fees........................          20,899
  Printing expense...........................          14,840
  Legal fees.................................          11,430
  Organization expense.......................          10,636
  Insurance expense..........................           4,236
  Miscellaneous fees.........................           1,478
  Directors fees.............................           1,289
                                               --------------
                                                    1,539,603
  Less fees waived...........................        (108,172)
                                               --------------
    TOTAL EXPENSES...........................       1,431,431
                                               --------------
NET INVESTMENT INCOME........................      13,411,565
                                               --------------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
  Net realized loss from:
    Security transactions....................      (5,648,311)
    Foreign exchange transactions............         (67,803)
                                               --------------
                                                   (5,716,114)
                                               --------------
  Net unrealized appreciation (depreciation)
   from:
    Investments..............................       3,383,850
    Translation of assets and liabilities in
     foreign currencies......................         (35,172)
                                               --------------
                                                    3,348,678
                                               --------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS................................      (2,367,436)
                                               --------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................  $   11,044,129
                                               --------------
                                               --------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE          FOR THE
                                                 YEAR ENDED       YEAR ENDED
                                                 AUGUST 31,       AUGUST 31,
                                                    1995             1994
                                               --------------   --------------
Increase (decrease) in net assets:
Operations:
  Net investment income......................  $  13,411,565    $   9,673,516
  Net loss on investments and foreign
   currency..................................     (2,367,436)      (9,133,121)
                                               --------------   --------------
  Net increase in net assets resulting from
   operations................................     11,044,129          540,395
                                               --------------   --------------
Distribution to shareholders:
Dividends to shareholders from net investment
 income:
  BEA shares ($1.34 and $1.43, respectively,
   per share)................................    (12,388,703)     (10,126,549)
                                               --------------   --------------
Net capital share transactions...............     11,448,059       54,747,035
                                               --------------   --------------
Total increase in net assets.................     10,103,485       45,160,881
Net Assets:
  Beginning of year..........................    143,517,472       98,356,591
                                               --------------   --------------
  End of year................................  $ 153,620,957    $ 143,517,472
                                               --------------   --------------
                                               --------------   --------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                          BEA MUNICIPAL BOND PORTFOLIO
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
MUNICIPAL BONDS -- 98.7%
ALABAMA -- 0.8%
  Birmingham AL Industrial Water Board
    Revenue (NR, AAA)
    6.00% 07/01/07...........................  $        75    $      79,219
  Jefferson County AL
    Sanitary Sewer Construction RAW (Aaa, NR)
    6.75% 03/01/07...........................          270          296,325
                                                              -------------
                                                                    375,544
                                                              -------------
ARIZONA -- 3.3%
  Salt River AZ Agricultural
    Improvement & Power
    Distribution Electric System
    Revenue (Aa, AA)
    5.375% 01/01/11..........................          600          579,750
    5.50% 01/01/25...........................        1,085        1,017,188
                                                              -------------
                                                                  1,596,938
                                                              -------------
ARKANSAS -- 0.9%
  Greene County AR Residential Housing
    Facility Board, Single Family Mortgage
    Revenue (MBIA Insured) (Aaa, AAA)
    7.40% 09/01/11...........................          365          422,944
                                                              -------------
CALIFORNIA -- 8.6%
  California State GO (Aaa, AAA)
    5.125% 10/01/17..........................        1,650        1,458,187
  Los Angeles CA Department of Water & Power
    Water Revenue (Aa, AA)
    4.50% 05/15/23...........................          675          525,656
  Sacramento CA Municipal
    Utilities District Electric Revenue (MBIA
    Insured) (Aaa, AAA)
    6.20% 08/15/05...........................          100          108,125
  San Diego CA Sewer
    Revenue Series A (AMBAC Insured) (Aaa,
    AAA)
    5.00% 05/15/23...........................        1,000          861,250

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
CALIFORNIA -- (CONTINUED)
  Southern California Public Power Authority
    Power Project Revenue Series A (AMBAC
    Insured) (Aa, AA-)
    5.00% 07/01/17...........................  $       705    $     607,181
  Southern California Public Power Authority
    Transmission Project Revenue Series B
    (AMBAC Insured) (Aa, AA-)
    5.50% 07/01/23...........................          740          670,625
                                                              -------------
                                                                  4,231,024
                                                              -------------
COLORADO -- 1.1%
  Colorado Springs CO Utility Revenue (Aaa,
    AAA)
    5.875 11/15/17...........................          525          546,000
                                                              -------------
FLORIDA -- 9.5%
  Florida State Board of Education Public
    Education Capital Outlay GO (Aa, AA)
    5.125% 06/01/22..........................        1,610        1,444,975
  Florida State GO (Aa, AA)
    5.50% 10/01/08...........................          740          686,350
  Jacksonville FL Electric Authority Revenue
    (Aaa, AAA)
    6.00% 07/01/12...........................          910          982,800
  Orlando FL Utilities Commission Water &
    Electric Revenue (Aaa, AAA)
    6.30% 04/01/07...........................          685          743,225
  Tallahassee FL Electric Revenue First Lien
    (Aaa, AAA)
    6.10% 10/01/06...........................          730          790,225
                                                              -------------
                                                                  4,647,575
                                                              -------------
GEORGIA -- 0.9%
  DeKalb County GA Water & Sewer Revenue
    (Aaa, AAA)
    5.25% 10/01/02...........................          430          439,675
                                                              -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                          BEA MUNICIPAL BOND PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
ILLINOIS -- 5.9%
  Illinois State Sales Tax Revenue (A1, AAA)
    5.75% 06/15/14...........................  $     1,050    $   1,031,625
    5.50% 06/15/18...........................        1,500        1,415,625
  Lombard IL Multifamily Housing Revenue
    (Clover Creek) (NR, A+)
    6.50% 12/15/06...........................          420          425,250
                                                              -------------
                                                                  2,872,500
                                                              -------------
INDIANA -- 2.0%
  Indianapolis IN Local Public Improvement
    Bond Bank Revenue Series 93A
    (Aaa, AA+)
    6.00% 01/10/18...........................          965          965,000
                                                              -------------
KENTUCKY -- 1.0%
  Kentucky State Turnpike Authority Resource
    Recovery Road Revenue (Aaa, AAA)
    6.125% 07/01/07..........................          480          502,800
                                                              -------------
LOUISIANA -- 1.6%
  New Orleans LA Home Mortgage Authority SOB
    (Aaa, AAA)
    6.25% 01/15/11...........................          635          662,781
  Shreveport LA Home Mortgage Authority
    Single Family Mortgage Revenue (FHA
    Insured/VA Gtd. Mtge. Lease) (Aaa, AA)
    6.75% 09/01/10...........................          126          137,812
                                                              -------------
                                                                    800,593
                                                              -------------
MARYLAND -- 2.0%
  Baltimore MD New Public Housing Revenue
    (Aaa, AAA)
    5.00% 07/01/98...........................           25           25,031
                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
MARYLAND -- (CONTINUED)
  Maryland State Transportation Authority
    Project Revenue (Aaa, AAA)
    6.80% 07/01/16...........................  $       850    $     950,937
                                                              -------------
                                                                    975,968
                                                              -------------
MASSACHUSETTS -- 0.9%
  Massachusetts State Water Resources
    Authority General Revenue Series 92A (A,
    A)
    6.50% 07/15/19...........................          420          455,700
                                                              -------------
MISSISSIPPI --- 3.4%
  Mississippi State GO (Aaa, AAA)
    6.20% 02/01/08...........................        1,550        1,658,500
                                                              -------------
NEW YORK -- 30.9%
  New York State Dormitory Authority Revenue
    (Episcopal Health Services) (GNMA Coll.)
    (NR, AAA)
    7.55% 08/01/29...........................        1,335        1,443,469
  New York State Dormitory Authority Revenue
    (Judicial Facilities Lease) (MBIA In-
    sured) (Aaa, AAA)
    7.375% 07/01/16..........................          605          718,438
  New York State Dormitory Authority Revenue
    (State University Educational Facili-
    ties) (Baa1, BBB+)**
    5.90% 05/15/04...........................           75           47,344
  New York State Energy Research &
    Development Authority Revenue (A1, NR)
    9.00% 08/15/20...........................          900          918,369
  New York State Energy Research &
    Development Authority Revenue (Brooklyn
    Union Gas Co. Project) (A1, A)
    9.00% 05/15/96...........................        1,015        1,042,913

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                          BEA MUNICIPAL BOND PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONTINUED)
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
NEW YORK -- (CONTINUED)
  New York State Housing Finance Agency
    Revenue (State University Construction)
    (Aaa, AAA)
    8.30% 11/01/97...........................  $       565    $     625,031
  New York State Medical Care Facility
    Finance Agency Hospital Nursing Home In-
    sured Mortgage Revenue (NR, AAA)
    5.75% 08/15/19...........................        1,695        1,642,031
    5.50% 02/15/22...........................        1,600        1,504,000
    10.50% 01/15/24..........................          900          903,375
  New York State Power Authority General
    Purpose Electric Revenue (Aaa, AA-)
    7.375% 01/01/18..........................          570          587,813
    5.625% 01/01/10..........................          475          498,156
  New York State Power Authority Revenue
    Series V (MBIA Insured) (Aaa, AAA)
    7.875% 01/01/13..........................          790          871,962
  Rome NY Housing Development Corp. Mortgage
    Revenue (ParkDrive Manor) (MBIA Insured)
    (Aaa, AAA)
    7.00% 01/01/26...........................          410          393,600
  Suffolk County NY Water Authority
    Waterworks Revenue Series V
    (NR, AAA)
    6.75% 06/01/12...........................        1,160        1,281,800
  Triborough Bridge & Tunnel Authority NY
    Revenue
    Series L (Aa, A+)
    8.125% 06/01/12..........................          525          570,281
  Triborough Bridge & Tunnel Authority NY
    Mortgage Recording Tax SOB
    (Aaa, AAA)
    7.125% 01/01/00..........................        1,865        2,086,469
                                                              -------------
                                                                 15,135,051
                                                              -------------
                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
NORTH CAROLINA -- 3.5%
  North Carolina Municipal Power Agency I,
    Catawba Electric Revenue (Aaa, AAA)
    10.50% 01/01/10..........................  $     1,180    $   1,699,200
                                                              -------------
OREGON -- 0.2%
  Portland OR Hospital Facilities Authority
    Legacy Health Systems Hospital Revenue
    Series 91A (AMBAC Insured) (Aaa, AAA)
    6.70% 05/01/21...........................          115          123,338
                                                              -------------
PUERTO RICO -- 7.3%
  Commonwealth of Puerto Rico Aqueduct &
    Sewer Authority Revenue (Aaa, AAA)
    8.25% 07/01/96...........................          150          155,438
    4.50% 07/01/02...........................          158          160,370
  Commonwealth of Puerto Rico Aqueduct &
    Sewer Authority Revenue (Commonwealth
    Guaranteed) (Baa1, A)
    7.875% 07/01/17..........................        1,540        1,707,475
  Commonwealth of Puerto Rico GO (Baa1, A)
    5.40% 07/01/07...........................        1,310        1,300,175
  University of Puerto Rico
    Revenue Series L (Aaa, A)
    7.75% 06/01/07...........................          225          235,969
                                                              -------------
                                                                  3,559,427
                                                              -------------
SOUTH DAKOTA -- 5.9%
  Heartland Consumers Power District SD
    Electric Revenue (Aaa, AAA)
    6.375% 01/01/16..........................          525          559,781
    7.00% 01/01/16...........................        2,035        2,347,881
                                                              -------------
                                                                  2,907,662
                                                              -------------

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                          BEA MUNICIPAL BOND PORTFOLIO
                      STATEMENT OF NET ASSETS  (CONCLUDED)
                                AUGUST 31, 1995

                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------
TEXAS -- 5.1%
  Austin TX Utilities Systems Revenue (NR,
    NR)
    5.375% 05/15/00..........................  $       415    $     426,931
  Dallas-Fort Worth TX International Airport
    Revenue (Baa2, BB+)
    7.25% 11/01/30...........................          280          291,900
  Houston TX Airport Systems Revenue (Aaa,
    AAA)
    5.80% 07/01/10...........................          400          415,000
  Houston TX Water Systems Revenue (Aaa, AAA)
    5.50% 12/01/09...........................          155          156,356
  Lower Colorado River Authority Revenue
    (Aaa, NR)
    9.25% 01/01/05...........................          350          363,125
    9.50% 01/01/13...........................          725          752,187
  Lower Colorado River Authority Priority
    Revenue (Aaa, AAA)
    9.375% 01/01/05..........................           85           88,188
                                                              -------------
                                                                  2,493,687
                                                              -------------
UTAH -- 2.0%
  Intermountain Power Agency UT Power Supply
    Revenue
    Series B (Aa, AA-)
    6.00% 07/01/21...........................          420          417,375
  Utah State School District
    Finance Cooperative
    Revenue (NR, AA+)
    8.375% 08/15/10..........................          535          585,156
                                                              -------------
                                                                  1,002,531
                                                              -------------
VIRGINIA -- 1.9%
  Fairfax County VA Redevelopment & Housing
    Authority Mortgage Revenue (FHA Insured)
    (NR, AAA)
    7.10% 04/01/19...........................          830          949,313
                                                              -------------
                                                   PAR
                                                  (000)           VALUE
                                               ------------   -------------

    TOTAL MUNICIPAL BONDS
      (Cost 46,365,057)......................                    48,360,970
                                                              -------------
SHORT-TERM INVESTMENT -- 0.1%
  Smith Barney Tax Free Money Market Fund....  $        37    $      36,963
                                                              -------------
    TOTAL SHORT-TERM INVESTMENT
      (Cost $36,963).........................                        36,963
                                                              -------------
TOTAL INVESTMENTS AT VALUE -- 98.8%
  (Cost $46,402,020*)........................                 $  48,397,933
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.2%........................                       579,904
                                                              -------------
NET ASSETS (Applicable to 3,168,671 BEA
  shares) -- 100.0%..........................                 $  48,977,837
                                                              -------------
                                                              -------------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($48,977,837  DIVIDED BY 3,168,671)........                        $15.46
                                                              -------------
                                                              -------------

 * Cost for Federal income tax purposes at August 31, 1995 is $46,065,541. The gross appreciation (depreciation) on a tax basis is as follows:

  Gross Appreciation............  $2,370,727
  Gross Depreciation............     (38,335)
                                  ----------
  Net Appreciation..............  $2,332,392
                                  ----------
                                  ----------

** Zero Coupon Bonds. Rate shown is the effective yield.

The Moody's Investors Service, Inc. and Standard & Poor's Corporation's ratings indicated are the most recent ratings available at August 31, 1995 and are unaudited.

                            INVESTMENT ABBREVIATIONS

GO............................  General Obligations
RAW...........................  Revenue Anticipation Warrant
SOB...........................  Special Obligation Bonds

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                       BEA MUNICIPAL BOND FUND PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
AUGUST 31, 1995

INVESTMENT INCOME
  Interest...................................  $2,750,682
                                               -----------
EXPENSES
  Investment advisory fees...................     334,116
  Administration service fees................      71,596
  Administration fees........................      59,664
  Registration fees..........................      22,561
  Transfer agent fees........................      21,143
  Custodian fees.............................      17,278
  Miscellaneous fees.........................      12,000
  Printing fees..............................       8,499
  Audit fees.................................       8,250
  Organization expense.......................       7,646
  Legal fees.................................       4,100
  Insurance expense..........................       1,100
  Directors fees.............................         600
                                               -----------
                                                  568,553
  Less fees waived...........................     (91,244)
                                               -----------
    TOTAL EXPENSES...........................     477,309
                                               -----------
NET INVESTMENT INCOME........................   2,273,373
                                               -----------
REALIZED AND UNREALIZED GAIN(LOSS) ON
 INVESTMENTS:
  Net realized loss on investments...........    (230,566)
  Net unrealized appreciation on
   investments...............................   2,065,632
                                               -----------
NET GAIN ON INVESTMENTS......................   1,835,066
                                               -----------
NET INCREASE IN NET ASSETS RESULTING FFROM
 OPERATIONS..................................  $4,108,439
                                               -----------
                                               -----------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE
                                                                  PERIOD
                                                  FOR THE        JUNE 20,
                                                YEAR ENDED      1994(1) TO
                                                AUGUST 31,      AUGUST 31,
                                                   1995            1994
                                               -------------   -------------

Increase (decrease) in net assets:
  Operations:
    Net investment income....................  $  2,273,373    $    240,189
    Net gain(loss) on investments............     1,835,066         (60,805)
                                               -------------   -------------
    Net increase in net assets resulting from
     operations..............................     4,108,439         179,384
                                               -------------   -------------
Distributions to shareholders:
  Dividends to shareholders from net
   investment income:
    BEA shares ($.76 per share)..............    (2,400,128)             --
Distributions to shareholders from net
 realized capital gains:
  BEA shares ($.05 per share)................      (174,436)             --
                                               -------------   -------------
  Total distributions to shareholders........    (2,574,564)             --
                                               -------------   -------------
Net capital share transactions...............     5,134,026      42,130,402
                                               -------------   -------------
Total increase in net assets.................     6,667,901      42,309,786
Net Assets:
  Beginning of year..........................    42,309,936             150
                                               -------------   -------------
  End of year................................  $ 48,977,837    $ 42,309,936
                                               -------------   -------------
                                               -------------   -------------


(1) Commencement of Operations.

                See Accompanying Notes to Financial Statements.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               BEA INTERNATIONAL EQUITY PORTFOLIO                    BEA EMERGING MARKETS EQUITY PORTFOLIO
                      -----------------------------------------------------  ------------------------------------------------------
                          FOR THE          FOR THE        FOR THE PERIOD         FOR THE          FOR THE         FOR THE PERIOD
                        YEAR ENDED       YEAR ENDED     OCTOBER 1, 1992* TO    YEAR ENDED       YEAR ENDED     FEBRUARY 1, 1993* TO
                      AUGUST 31, 1995  AUGUST 31, 1994    AUGUST 31, 1993    AUGUST 31, 1995  AUGUST 31, 1994    AUGUST 31, 1993
                      ---------------  ---------------  -------------------  ---------------  ---------------  --------------------
Net asset value,
 beginning of
 period..............  $      20.73     $      18.73       $      15.00       $      24.58     $      18.38        $     15.00
                      ---------------  ---------------  -------------------  ---------------  ---------------  --------------------
  Income from
   investment
   operations
    Net investment
     income..........           .06              .05                .04                .02             (.03)               .02
    Net gain (loss)
     on securities
     (both realized
     and
     unrealized).....         (1.75)            2.60               3.69              (5.94)            6.64               3.36
                      ---------------  ---------------  -------------------  ---------------  ---------------  --------------------
    Total from
     investment
     operations......         (1.69)            2.65               3.73              (5.92)            6.61               3.38
                      ---------------  ---------------  -------------------  ---------------  ---------------  --------------------
  Less Distributions
    Dividends from
     net investment
     income..........            --             (.05)                --               (.07)            (.09)                --
    Distributions
     from capital
     gains...........          (.80)            (.60)                --               (.92)            (.32)                --
                      ---------------  ---------------  -------------------  ---------------  ---------------  --------------------
    Total
     distributions...          (.80)            (.65)                --               (.99)            (.41)                --
                      ---------------  ---------------  -------------------  ---------------  ---------------  --------------------
    Net asset value,
     end of period...  $      18.24     $      20.73       $      18.73       $      17.67     $      24.58        $     18.38
                      ---------------  ---------------  -------------------  ---------------  ---------------  --------------------
                      ---------------  ---------------  -------------------  ---------------  ---------------  --------------------
Total return.........      (8.06%)(d)       14.23%(d)       24.87%(c)(d)         (24.42%)(d)       35.99%(d)       22.53%(c)(d)
Ratio/Supplemental
 Data
    Net assets, end
     of period.......  $773,254,630     $767,189,791       $268,403,524       $128,322,563     $140,675,379        $21,988,062
    Ratio of expenses
     to average net
     assets..........       1.25%(a)         1.25%(a)        1.25%(a)(b)           1.50%(a)         1.50%(a)        1.50%(a)(b)
    Ratio of net
     investment
     income (loss) to
     average net
     assets..........          .35%             .33%             .41%(b)              .02%            (.02%)            .28%(b)
    Portfolio
     turnover rate...           78%             104%             106%(c)               79%              54%              38%(c)


(a) Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Equity Portfolio would have been 1.26% and 1.30% for the years ended August 31, 1995 and 1994, respectively, and 1.46% annualized for the period ended August 31, 1993. Without the waiver of advisory fees and and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Emerging Markets Equity Portfolio would have been 1.61% and 2.01% for the years ended August 31, 1995 and 1994, respectively, and 3.23% annualized for the period ended August 31, 1993.
(b) Annualized.
(c) Not Annualized.
(d) Redemption fees not reflected in total return.
*   Commencement of operations.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     BEA U.S. CORE FIXED INCOME
                                                                 BEA U.S. CORE               PORTFOLIO
                                                               EQUITY PORTFOLIO    ------------------------------
                                                              -------------------                  FOR THE PERIOD
                                                                FOR THE PERIOD        FOR THE      APRIL 1, 1994*
                                                              SEPTEMBER 1, 1994*     YEAR ENDED          TO
                                                                      TO             AUGUST 31,      AUGUST 31,
                                                                AUGUST 31, 1995         1995            1994
                                                              -------------------  --------------  --------------
Net asset value, beginning of period........................     $       15.00      $      14.77    $      15.00
                                                              -------------------  --------------  --------------
  Income from investment operations
    Net investment income...................................               .22               .88             .42
    Net gain(loss) on securities (both realized and
     unrealized)............................................              2.72               .61            (.40)
                                                              -------------------  --------------  --------------
    Total from investment operations........................              2.94              1.49             .02
                                                              -------------------  --------------  --------------
  Less Distributions
    Dividends from net investment income....................              (.08)             (.84)           (.25)
    Distributions from capital gains........................                --                --              --
                                                              -------------------  --------------  --------------
    Total distributions.....................................              (.08)             (.84)           (.25)
                                                              -------------------  --------------  --------------
    Net asset value, end of period..........................     $       17.86      $      15.42    $      14.77
                                                              -------------------  --------------  --------------
                                                              -------------------  --------------  --------------
Total return................................................            19.75%            10.60%         0.17%(c)
Ratio/Supplemental Data
    Net assets, end of period...............................     $  31,643,776      $ 99,249,839    $ 30,015,818
    Ratio of expenses to average net assets.................           1.00%(a)          0.50%(a)     0.50%(a)(b)
    Ratio of net investment income to average net assets....             1.59%             6.47%         6.04%(b)
    Portfolio turnover rate.................................              123%              304%          186%(c)


(a) Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the BEA U.S. Core Equity Portfolio would have been 1.51% for the year ended August 31, 1995. Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Fixed Income Portfolio would have been .84% for the year ended August 31, 1995 and .99% annualized for the period ended August 31, 1994.

(b) Annualized.

(c) Not annualized.

*   Commencement of operations

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            BEA GLOBAL FIXED INCOME
                                                   PORTFOLIO                   BEA STRATEGIC FIXED INCOME PORTFOLIO
                                        -------------------------------  -------------------------------------------------
                                           FOR THE      FOR THE PERIOD      FOR THE         FOR THE       FOR THE PERIOD
                                          YEAR ENDED    JUNE 28, 1994*     YEAR ENDED      YEAR ENDED     MARCH 31, 1993*
                                          AUGUST 31,          TO           AUGUST 31,      AUGUST 31,           TO
                                             1995       AUGUST 31, 1994       1995            1994        AUGUST 31, 1993
                                        --------------  ---------------  --------------  --------------  -----------------
Net asset value, beginning of
 period...............................   $      15.00     $     15.00     $      15.94    $      16.94     $       15.00
                                        --------------  ---------------  --------------  --------------  -----------------
  Income from investment operations
    Net investment income.............           1.06             .15             1.42            1.20               .52
    Net gains(losses) on securities
     (both realized and unrealized)...            .49            (.15)            (.30)           (.77)             1.42
                                        --------------  ---------------  --------------  --------------  -----------------
    Total from investment
     operations.......................           1.55              --             1.12            0.43              1.94
                                        --------------  ---------------  --------------  --------------  -----------------
  Less Distributions
    Dividends from net investment
     income...........................           (.88)             --            (1.34)          (1.43)               --
    Distributions from capital
     gains............................             --              --               --              --                --
                                        --------------  ---------------  --------------  --------------  -----------------
    Total distributions...............           (.88)             --            (1.34)          (1.43)               --
                                        --------------  ---------------  --------------  --------------  -----------------
    Net asset value, end of period....   $      15.67     $     15.00     $      15.72    $      15.94     $       16.94
                                        --------------  ---------------  --------------  --------------  -----------------
                                        --------------  ---------------  --------------  --------------  -----------------
Total return..........................         10.72%         0.00%(c)         7.79%(d)        2.24%(d)      12.93%(c)(d)
Ratio/Supplemental Data
    Net assets, end of period.........   $ 19,564,827     $ 6,300,360     $153,620,957    $143,517,472     $  98,356,591
    Ratio of expenses to average net
     assets...........................        0.75%(a)     0.75%(a)(b)         1.00%(a)        1.00%(a)       1.00%(a)(b)
    Ratio of net investment income to
     average net assets...............          7.26%         5.64%(b)           9.37%           7.73%           7.56%(b)
    Portfolio turnover rate...........            91%            0%(c)             70%            121%             72%(c)

(a) Without the waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Global Fixed Income Portfolio would have been 1.29% for the year ended August 31, 1995 and 1.92% annualized for the period ended August 31, 1994. Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Strategic Fixed Income Portfolio would have been 1.08% and 1.13% for the years ended August 31, 1995 and 1994, respectively, and 1.17% annualized for the period ended August 31, 1993.

(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.

*   Commencement of operations

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         BEA MUNICIPAL BOND FUND
                                                                                                PORTFOLIO
                                                                                     -------------------------------
                                                                                        FOR THE      FOR THE PERIOD
                                                                                       YEAR ENDED    JUNE 20, 1994*
                                                                                       AUGUST 31,          TO
                                                                                          1995       AUGUST 31, 1994
                                                                                     --------------  ---------------
Net asset value, beginning of period...............................................   $      15.06    $       15.00
                                                                                     --------------  ---------------
  Income from investment operations
    Net investment income..........................................................            .71              .09
    Net gains(losses) on securities (both realized and unrealized).................            .50             (.03)
                                                                                     --------------  ---------------
    Total from investment operations...............................................           1.21             0.06
                                                                                     --------------  ---------------
  Less Distributions
    Dividends from net investment income...........................................           (.76)              --
    Distributions from capital gains...............................................           (.05)              --
                                                                                     --------------  ---------------
    Total distributions............................................................           (.81)              --
                                                                                     --------------  ---------------
    Net asset value, end of period.................................................   $      15.46    $       15.06
                                                                                     --------------  ---------------
                                                                                     --------------  ---------------
Total return.......................................................................          8.42%          0.40%(c)
Ratio/Supplemental Data
    Net assets, end of period......................................................   $ 48,977,837    $  42,309,936
    Ratio of expenses to average net assets........................................        1.00%(a)      1.00%(a)(b)
    Ratio of net investment income (loss) to average net assets....................          4.76%          3.27%(b)
    Portfolio turnover rate........................................................            25%             9%(c)

(a) Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Municipal Bond Fund Portfolio would have been 1.19% for the year ended August 31, 1995 and 1.34% annualized for the period ended August 31, 1994.

(b) Annualized.

(c) Not annualized.

*   Commencement of operations

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1995

NOTE 1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The RBB Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on February 29, 1988, and currently has seventeen investment Portfolios, seven of which are included in these financial statements.

    The Fund has authorized capital of thirty billion shares of common stock of which 12.2 billion are currently classified into sixty-one classes. Each class represents an interest in one of seventeen investment portfolios of the Fund fifteen of which are currently in operation. The classes have been grouped into fifteen separate "families", eight of which have begun investment operations: the BEA Family, the RBB Family, the Sansom Street Family, the Bedford Family, the Cash Preservation Family, the Jamey Montgomery Scott Money Funds, the Warburg Pincus Family and the Bradford Family. The BEA Family represents interests in nine portfolios, seven of which are currently in operation and covered by this report.

            A) SECURITY VALUATION -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

            B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in the Portfolio's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

            C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively.

            D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains will be declared and paid at least annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

            E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to have each portfolio to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

            F) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 1995

NOTE 1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Some countries in which the portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

    The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and deposition of securities by the portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

NOTE 2.TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
    Pursuant to Investment Advisory Agreements, BEA Associates ("BEA"), a U.S. investment advisory firm, serves as investment advisor for each of the seven portfolios described herein.

    For its advisory services, BEA is entitled to receive the following fees, computed daily and payable monthly on a portfolio's average daily net assets:

              PORTFOLIO                              ANNUAL RATE
--------------------------------------  --------------------------------------
BEA International Equity Portfolio      0.80% of average daily net assets
BEA Emerging Markets Equity Portfolio   1.00% of average daily net assets
BEA U.s. Core Equity Portfolio          0.75% of average daily net assets
BEA U.S. Core Fixed Income Portfolio    0.375% of average daily net assets
BEA Global Fixed Income Portfolio       0.50% of average daily net assets
BEA Strategic Fixed Income Portfolio    0.70% of average daily net assets
BEA Municipal Bond Fund Portfolio       0.70% of average daily net assets

    BEA may, at its discretion, voluntarily waive all or any portion of its advisory fee for either of the portfolios. For the year ended August 31, 1995, advisory fees and waivers for each of the seven investment portfolios were as follows:

                                         GROSS                            NET
                                      ADVISORY FEE       WAIVER       ADVISORY FEE
                                     --------------  --------------  --------------
BEA International Equity Portfolio    $   6,012,837    $          0   $   6,012,837
BEA Emerging Markets Equity
Portfolio                                 1,283,714         (33,702)      1,250,012
BEA U.S. Core Equity Portfolio              165,881         (88,725)         77,156
BEA U.S. Core Fixed Income
Portfolio                                   254,475        (121,336)        133,139
BEA Global Fixed Income Portfolio            87,472         (68,558)         18,914
BEA Strategic Fixed Income
Portfolio                                 1,002,002               0       1,002,002
BEA Municipal Bond Fund Portfolio           334,116         (38,740)        295,376

    PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., serves as each portfolio's transfer and dividend disbursing agent. In addition, PFPC serves as administrator for each of the seven portfolios. PFPC's administration fee is computed daily and payable monthly at an annual rate of
 .125% of each Portfolio's average daily net assets.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 1995

NOTE 2.TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)
    PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the portfolios. For the year ended August 31, 1995, administration fees for each of the seven investment portfolios were as follows:

                                                             GROSS                         NET
                                                         ADMINISTRATION              ADMINISTRATION
                                                              FEE         WAIVER           FEE
                                                         --------------  ---------   ---------------
BEA International Equity Portfolio                         $    939,506   $(31,334)     $    908,172
BEA Emerging Markets Equity Portfolio                           160,467    (13,100)          147,367
BEA U.S. Core Equity Portfolio                                   27,647         --            27,647
BEA U.S. Core Fixed Income Portfolio                             84,825    (27,144)           57,681
BEA Global Fixed Income Portfolio                                21,868     (4,374)           17,494
BEA Strategic Fixed Income Portfolio                            179,304     (6,060)          173,244
BEA Municipal Bond Fund Portfolio                                59,664         --            59,664

    Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Counsellors Securities Inc., serves as administrative services agent. An administrative service fee is computed daily and payable monthly at an annual rate of .15% of each portfolio's average daily net assets.

NOTE 3.PURCHASES AND SALES OF SECURITIES
    For the year ended August 31, 1995, purchases and sales of investment Securities (other than short-term investments) were as follows:

                                                   INVESTMENT SECURITIES       U.S. GOVERNMENT OBLIGATIONS
                                               -----------------------------   ---------------------------
                                                 PURCHASES         SALES        PURCHASES        SALES
                                               -------------   -------------   ------------   ------------
BEA International Equity Portfolio              $617,181,288    $573,180,379      $      --      $      --
BEA Emerging Markets Equity Portfolio            114,628,576      97,313,228             --             --
BEA U.S. Core Equity Portfolio                    52,780,847      26,487,722             --             --
BEA U.S. Core Fixed Income Portfolio             107,672,185      92,069,914    128,659,829    100,800,133
BEA Global Fixed Income Portfolio                 21,535.609      11,718,908      2,527,679      2,086,574
BEA Strategic Fixed Income Portfolio             110,184,261      89,532,851     18,143,359      1,534,174
BEA Municipal Bond Fund Portfolio                 18,720,170        10,114,9             --             --

    For the year ended August 31, 1995, purchases include $15,177,455, $9,617,719, $16,440,611, $15,460,482, $1,845,979, $1,801,901, and $10,370,586 of
investment securities received from shareholders in exchange for 800,255 shares, 568,745 shares, 1,074,769 shares, 1,044,980 shares, 123,891 shares, 128,341 shares, and 713,800 shares sold by the BEA International Equity Portfolio, BEA Emerging Markets Equity Portfolio, BEA U.S. Core Equity Portfolio, BEA U.S. Core Fixed Income Portfolio, BEA Global Fixed Income Portfolio, BEA Strategic Fixed Income Portfolio and BEA Municipal Bond Fund Portfolio, respectively.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 1995

NOTE 4.CAPITAL SHARES
    Transactions in capital shares for each period were as follows:

                                   BEA INTERNATIONAL EQUITY                              BEA EMERGING MARKETS EQUITY
                                          PORTFOLIO                                               PORTFOLIO
                    ------------------------------------------------------  ------------------------------------------------------
                        FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                         AUGUST 31, 1995             AUGUST 31, 1994             AUGUST 31, 1995             AUGUST 31, 1994
                    --------------------------  --------------------------  --------------------------  --------------------------
                       SHARES        VALUE         SHARES        VALUE         SHARES        VALUE         SHARES        VALUE
                    ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

Shares sold            7,555,790  $141,210,504    24,447,890  $481,771,890     2,740,756  $ 45,977,774     4,675,645  $105,692,908
Shares issued in
  reinvestment of
  dividends            1,783,551    31,977,179       512,147    10,268,548       290,750     5,614,374        41,695     1,032,357
Shares
  repurchased, net
  of redemption
  fees                (3,955,727)  (69,857,127)   (2,274,120)  (44,138,125)   (1,493,908)  (25,817,939)     (190,598)   (4,055,553)
                    ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net increase           5,383,614  $103,330,556    22,685,917  $447,902,313     1,537,598  $ 25,774,209     4,526,742  $102,669,712
                    ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
                    ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
BEA Shares
  Authorized         500,000,000                 500,000,000                 500,000,000                 500,000,000
                    ------------                ------------                ------------                ------------
                    ------------                ------------                ------------                ------------

                                      BEA U.S. CORE EQUITY                        BEA U.S. CORE FIXED INCOME
                                           PORTFOLIO                                      PORTFOLIO
                                --------------------------------  ----------------------------------------------------------
                                         FOR THE PERIOD
                                       SEPTEMBER 1, 1994                   FOR THE            FOR THE PERIOD APRIL 1, 1994
                                (COMMENCEMENT OF OPERATIONS) TO          YEAR ENDED          (COMMENCEMENT OF OPERATIONS) TO
                                        AUGUST 31, 1995                AUGUST 31, 1995               AUGUST 31, 1994
                                --------------------------------  -------------------------  -------------------------------
Shares sold                        1,883,469        $ 28,923,460     4,372,374  $64,282,193     2,905,078        $43,523,808
Shares issued in reinvestment
  of dividends                         7,112             102,838       229,407    3,338,279        33,914            491,074
Shares repurchased                  (118,327)         (1,982,759)     (195,402)  (2,949,275)     (907,066)       (13,512,710)
                                ------------        ------------  ------------  -----------  ------------        -----------
Net increase                       1,772,254        $ 27,043,539     4,406,379  $64,671,197     2,031,926        $30,502,172
                                ------------        ------------  ------------  -----------  ------------        -----------
                                ------------        ------------  ------------  -----------  ------------        -----------
BEA Shares Authorized            500,000,000                       500,000,000                500,000,000
                                ------------                      ------------               ------------
                                ------------                      ------------               ------------

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 1995

NOTE 4.CAPITAL SHARES (CONTINUED)
    Transactions in Capital Shares for each period were as follows:

                                         BEA GLOBAL FIXED INCOME                            BEA STRATEGIC FIXED INCOME
                                                PORTFOLIO                                           PORTFOLIO
                      -------------------------------------------------------------  ----------------------------------------
                                                                                                                   FOR THE
                               FOR THE              FOR THE PERIOD JUNE 28, 1994              FOR THE             YEAR ENDED
                             YEAR ENDED           (COMMENCEMENT OF OPERATIONS) TO            YEAR ENDED           AUGUST 31,
                           AUGUST 31, 1995                AUGUST 31, 1994                 AUGUST 31, 1995            1994
                      -------------------------  ----------------------------------  --------------------------  ------------

Shares sold                766,650  $11,427,093          420,000    $     6,300,000       580,982  $  8,824,836     2,707,420
Shares issued in
  reinvestment of
  dividends                 61,519      924,756               --                 --       825,245    12,285,993       603,424
Shares repurchased,
  net of redemption
  fees                          --           --               --                 --      (632,837)   (9,662,770)     (116,840)
                      ------------  -----------  ---------------    ---------------  ------------  ------------  ------------
Net increase               828,169  $12,351,849          420,000    $     6,300,000       773,390  $ 11,448,059     3,194,004
                      ------------  -----------  ---------------    ---------------  ------------  ------------  ------------
                      ------------  -----------  ---------------    ---------------  ------------  ------------  ------------
BEA Shares
  Authorized           500,000,000                   500,000,000                      500,000,000                 500,000,000
                      ------------               ---------------                     ------------                ------------
                      ------------               ---------------                     ------------                ------------

Shares sold           $46,530,464
Shares issued in
  reinvestment of
  dividends            10,123,281
Shares repurchased,
  net of redemption
  fees                 (1,906,710)
                      -----------
Net increase          $54,747,035
                      -----------
                      -----------
BEA Shares
  Authorized

                                       BEA MUNICIPAL BOND
                                           PORTFOLIO
                      ----------------------------------------------------
                                                       FOR THE PERIOD
                                                       JUNE 20, 1994
                               FOR THE                (COMMENCEMENT OF
                              YEAR ENDED               OPERATIONS) TO
                           AUGUST 31, 1995            AUGUST 31, 1994
                      --------------------------  ------------------------

Shares sold                935,296  $ 13,666,897    2,820,340  $42,291,402
Shares issued in
  reinvestment of
  dividends                123,547     1,831,054           --           --
Shares repurchased        (699,839)  (10,363,925)     (10,683)    (161,000)
                      ------------  ------------  -----------  -----------
Net increase               359,004  $  5,134,026    2,809,657  $42,130,402
                      ------------  ------------  -----------  -----------
                      ------------  ------------  -----------  -----------
BEA Shares
  Authorized           500,000,000                500,000,000
                      ------------                -----------
                      ------------                -----------

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 1995

NOTE 5.NET ASSETS
    At August 31, 1995, net assets consisted of the following:

                                           BEA EMERGING                   BEA U.S.
                       BEA INTERNATIONAL     MARKETS       BEA U.S.      CORE FIXED     BEA GLOBAL    BEA STRATEGIC   BEA MUNICIPAL
                            EQUITY            EQUITY     CORE EQUITY       INCOME      FIXED INCOME   FIXED INCOME      BOND FUND
                           PORTFOLIO        PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                       -----------------   ------------  ------------   ------------   ------------   -------------   -------------

Capital Paid-In          $785,573,566      $146,837,410  $ 25,908,426   $ 95,173,520   $ 18,651,999   $ 169,539,044    $46,989,743
Accumulated Net
  Investment Income
  (Loss)                   (1,320,328)         (456,390)      248,745      1,399,516        386,244       3,297,982        113,434
Accumulated Net
  Realized Gain
  (Loss) on Security
  and Foreign
  Exchange
  Transactions            (49,729,636)      (14,567,615)    2,139,515        743,786        188,940     (15,893,459)      (162,902)
Net Unrealized
  Appreciation
  (Depreciation) on
  Investments and
  Foreign Currency
  Contracts                38,731,028        (3,490,842)    3,347,090      1,933,017        337,644      (3,322,610)     2,037,562
                       -----------------   ------------  ------------   ------------   ------------   -------------   -------------
                         $773,254,630      $128,322,563  $ 31,643,776   $ 99,249,839   $ 19,564,827   $ 153,620,957    $48,977,837
                       -----------------   ------------  ------------   ------------   ------------   -------------   -------------
                       -----------------   ------------  ------------   ------------   ------------   -------------   -------------

NOTE 6.RESTRICTED SECURITIES
    Certain of the BEA International Equity Portfolio's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of August 31, 1995, percentage of net assets which the securities comprise, aggregate cost and unit value of the securities.

                              NUMBER OF     ACQUISITION     08/31/95     PERCENTAGE OF                   VALUE PER
                               SHARES          DATE        FAIR VALUE     NET ASSETS    SECURITY COST      UNIT
                            -------------  -------------  -------------  -------------  -------------  -------------
Sodigas Pampeana                   55          1/14/93     $   841,061        0.1%       $   566,038       $15,292
Sodigas del Sur                    55          1/14/93         742,112        0.1%           384,038        13,493
Geotek Communications,
Inc.                              600          5/26/95       5,817,814        0.8%         6,000,000         9,696
                                                          -------------                 -------------
                                                           $ 7,400,987                   $ 6,950,076
                                                          -------------                 -------------
                                                          -------------                 -------------

NOTE 7.CAPITAL LOSS CARRYOVER
    At August 31, 1995, capital loss carryovers were available to offset future realized gains as follows: $15,475,847 in the BEA Strategic Fixed Income Portfolio of which $10,489,826 expires in 2001 and $4,986,021 expires in 2003. In addition, deferred post-October 31, 1994 losses were available to offset future net capital gains through August 31, 1996 as follows: $18,823,744 in the BEA Emerging Markets Equity Portfolio and $204,088 in the BEA Municipal Bond Fund Portfolio.

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 1995

NOTE 8.FORWARD FOREIGN CURRENCY CONTRACTS
    The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's Portfolio Securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended August 31, 1995, the BEA U.S. Core Fixed Income Portfolio and the BEA Global Fixed Income Portfolio entered into forward foreign currency contracts.

    The BEA U.S. Core Fixed Income Portfolio's open Forward Foreign Currency Contract at August 31, 1995 was as follows:

                                   FOREIGN                           UNREALIZED
                                  CURRENCY                             FOREIGN
  FORWARD CURRENCY     EXPIRATION   TO BE    CONTRACT   CONTRACT      EXCHANGE
      CONTRACT           DATE       SOLD      AMOUNT      VALUE         GAIN
---------------------  ---------  ---------  ---------  ---------  ---------------
German Deutschemarks    09/15/95    350,000   $249,670   $238,737     $  10,933
                                             ---------  ---------       -------
                                             ---------  ---------       -------

    The BEA Global Fixed Income Portfolio's open Forward Foreign Currency Contracts at August 31, 1995 were as follows:

                                                                           UNREALIZED
                                    FOREIGN                                  FOREIGN
  FORWARD CURRENCY     EXPIRATION  CURRENCY     CONTRACT     CONTRACT       EXCHANGE
      CONTRACT           DATE     TO BE SOLD     AMOUNT        VALUE        GAIN/LOSS
---------------------  ---------  -----------  -----------  -----------  ---------------
Australian Dollars      09/15/95      580,000     $415,367     $435,566    $   (20,199)
Denmark Krone           12/15/95      525,000       95,229       92,342          2,887
Denmark Krone           12/15/95    1,295,000      238,358      227,777         10,581
French Francs           12/15/95    2,300,000      444,659      456,219        (11,560)
French Francs           12/15/95    7,400,000    1,457,697    1,467,833        (10,136)
German Deutschemarks    09/15/95    1,320,000      941,344      900,379         40,965
Japanese Yen            09/18/95   20,000,000      240,961      205,263         35,698
Japanese Yen            09/18/95   50,000,000      575,771      513,156         62,615
Spanish Pesetas         09/15/95   20,000,000      162,668      159,840          2,828
Swedish Krona           11/15/95    3,900,000      540,780      531,755          9,025
                                               -----------  -----------  ---------------
                                                $5,112,834   $4,990,130    $   122,704
                                               -----------  -----------  ---------------
                                               -----------  -----------  ---------------

                                 THE BEA FAMILY
                               THE RBB FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                AUGUST 31, 1995

NOTE 8.  FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

                                    FOREIGN                                 UNREALIZED
                                    CURRENCY                                  FOREIGN
  FORWARD CURRENCY     EXPIRATION    TO BE       CONTRACT     CONTRACT       EXCHANGE
      CONTRACT           DATE      PURCHASED      AMOUNT        VALUE        GAIN/LOSS
---------------------  ---------  ------------  -----------  -----------  ---------------
Denmark Krone           12/15/95       950,000     $165,439     $167,095     $   1,656
French Francs           12/15/95       400,000       78,833       79,342           509
French Francs           12/15/95     1,000,000      197,083      198,356         1,273
French Francs           12/15/95     1,000,000      202,388      198,356        (4,032)
French Francs           12/15/95     8,300,000    1,636,903    1,646,355         9,452
German Deutschemarks    09/15/95     1,050,000      710,900      716,210         5,310
Italian Lira            09/15/95   155,000,000       92,098       95,288         3,190
Japanese Yen            09/18/95    60,000,000      614,754      615,787         1,033
Japanese Yen            09/18/95    70,000,000      776,191      718,419       (57,772)
Swedish Krona           11/15/95     3,200,000      431,162      436,312         5,150
                                                -----------  -----------  ---------------
                                                 $4,905,751   $4,871,520     $ (34,231)
                                                -----------  -----------  ---------------
                                                -----------  -----------  ---------------

                                      --------------------
                                              BEA

                                      --------------------

                                         BEA International Equity Portfolio,
                                       BEA Emerging Markets Equity Portfolio,
                                           BEA U.S. Core Equity Portfolio,
                                        BEA U.S. Core Fixed Income Portfolio,
                                         BEA Global Fixed Income Portfolio,
                                        BEA Strategic Fixed Income Portfolio,
                                          BEA Municipal Bond Fund Portfolio

                                                    Annual Report
                                                   August 31, 1995